Filed electronically with the Securities and Exchange Commission on December 29, 2000

                                                               File No. 2-45481
                                                               File No. 811-2305

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                             /___/
                           Pre-Effective Amendment No.                     /___/
                         Post-Effective Amendment No. 47                   / X /
                                                      --
                                       And
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /___/

                                Amendment No. 47                           / X /
                                              ---


                   KEMPER INCOME AND CAPITAL PRESERVATION FUND
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

                 Philip J. Collora, Vice President and Secretary
                 -----------------------------------------------
                   Kemper Income and Capital Preservation Fund
                   -------------------------------------------
                            222 South Riverside Plaza
                            -------------------------
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/ Immediately upon filing pursuant to paragraph  (b)           /___/    On (date) pursuant to paragraph (a) (1)
/___/ days after filing pursuant to paragraph (a) (2)              / X /    On January 1, 2001 pursuant to paragraph (b)
/___/ On (date) pursuant to paragraph (a) (3)                      /___/    On (date) pursuant to paragraph (a) (3) of Rule 485

                                                               L O N G - T E R M

                                                               I N V E S T I N G

                                                                          I N  A

                                                           S H O R  T -  T E R M

                                                                  W O R L D (SM)

    January 1, 2001

Prospectus

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                             K E M P E R  I N C O M E  F U N D S

                                                          Kemper High Yield Fund

                                                       Kemper High Yield Fund II

                                              Kemper High Yield Opportunity Fund

                                     Kemper Income And Capital Preservation Fund

                                          Kemper Short-Term U.S. Government Fund

                                                    Kemper Strategic Income Fund

                                          Kemper U.S. Government Securities Fund

                                                       Kemper U.S. Mortgage Fund

                                                                   KEMPER FUNDS
                                                                   [LOGO]

Contents
--------------------------------------------------------------------------------

   How the Funds Work                         Investing in the Funds

    4  Kemper High Yield Fund                 64  Choosing a Share Class

    8  Kemper High Yield Fund II              69  How to Buy Shares

   12  Kemper High Yield Opportunity          70  How to Exchange or Sell
       Fund                                       Shares

   16  Kemper Income And Capital              71  Policies You Should Know
       Preservation Fund                          About

   20  Kemper Short-Term                      77  Understanding Distributions
       U.S. Government Fund                       and Taxes

   24  Kemper Strategic Income Fund

   28  Kemper U.S. Government
       Securities Fund

   32  Kemper U.S. Mortgage Fund

   36  Other Policies and Risks

   39  Financial Highlights

How the Funds Work

These funds invest mainly in bonds and other types of debt securities.

Taken as a group, they represent a spectrum of approaches to investing for income, from a conservative approach that emphasizes preservation of capital to a more aggressive (and more risky) approach that focuses on higher income and total return. Each fund has its own objective.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KHYAX    KHYBX     KHYCX
                            fund number   008      208       308

Kemper High Yield Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

The fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of total assets in junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.


Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Because the economy has a strong impact on corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. To the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the fund's performance

o     currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and are interested in high current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper High Yield Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                 Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990    -12.98
1991     46.84
1992     17.08
1993     20.29
1994     -1.72
1995     17.46
1996     13.49
1997     11.51
1998      1.28
1999      2.39

2000 Total Return as of September 30: -3.91%
Best Quarter: 23.41%, Q1 1991     Worst Quarter -11.77%, Q3 1990

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999
--------------------------------------------------------------------------------

                   Since        Since      Since       Since
                   12/31/98     12/31/94   12/31/89    1/26/78
                   1 Year       5 Years    10 Years    Life of Fund
--------------------------------------------------------------------------------
Class A            -2.26%       8.03%      10.04%      10.81%
--------------------------------------------------------------------------------
Class B            -1.21        7.94        9.60       10.07
--------------------------------------------------------------------------------
Class C             1.59        8.12        9.65       10.09
--------------------------------------------------------------------------------
Index               0.27       12.46       12.47        N/A*
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

*     The Index was not in existence on the fund's inception date.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A   Class B   Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On    4.50%    None      None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)  None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.53%    0.53%     0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                          0.40     0.50      0.49
--------------------------------------------------------------------------------
Total Annual Operating Expenses           0.93     1.78      1.77
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year    3 Years      5 Years  10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $541       $733         $942    $1,542
--------------------------------------------------------------------------------
Class B shares           581        860        1,164     1,664
--------------------------------------------------------------------------------
Class C shares           280        557          959     2,084
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $540       $730         $936    $1,530
--------------------------------------------------------------------------------
Class B shares           180        557          959     1,653
--------------------------------------------------------------------------------
Class C shares           179        554          954     2,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KHIAX    KHIBX     KHICX
                            fund number   115      215       315

Kemper High Yield Fund II
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities that the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

The fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of total assets in junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.


Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Because the economy has a strong impact on corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. To the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the fund's performance

o     currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and are interested in high current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the performance for the fund's Class A shares for its first complete calendar year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Kemper High Yield Fund II
--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31/1999                 Class A Shares
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999    3.60

2000 Total Return as of September 30: -3.66%
Best Quarter: 2.90%, Q1 1999      Worst Quarter -1.55%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                           Since               Since
                           12/31/98            11/30/98
                           1 Year              Life of Fund
--------------------------------------------------------------------------------

Class A                    -1.03%              -1.55%
--------------------------------------------------------------------------------
Class B                    -0.19               -0.68
--------------------------------------------------------------------------------
Class C                     2.73                1.98
--------------------------------------------------------------------------------
Index                       0.27                0.90
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

The table includes the effects of maximum sales loads.

In the chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for inception through 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                  Class A  Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On     4.50%    None     None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)          None*    4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.65%    0.65%    0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                   None     0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                           0.55     0.56     0.54
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.20     1.96     1.94
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year     3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $567       $814      $1,080     $1,839
--------------------------------------------------------------------------------
Class B shares           599        915       1,257      1,908
--------------------------------------------------------------------------------
Class C shares           297        609       1,047      2,264
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $567       $814      $1,080     $1,839
--------------------------------------------------------------------------------
Class B shares           199        615       1,057      1,908
--------------------------------------------------------------------------------
Class C shares           197        609       1,047      2,264
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KHOAX    KHOBX     KHOCX
                            fund number   075      275       375

Kemper High Yield Opportunity Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks total return through high current income and capital appreciation. The fund invests at least 65% of total assets in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds of foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including preferred stocks, convertible securities and real estate investment trusts (REITs).

In deciding which securities to buy and sell, the portfolio managers rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default. The managers also seek to take advantage of special opportunities by investing in stocks of high-yield issuers, including initial public offerings of stock (IPOs).

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if the managers expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests primarily in junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds (and stocks) can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.


Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Because the economy affects corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the fund's performance

o     currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and are interested in high current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper High Yield Opportunity Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year             Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998    2.78
1999    1.72

2000 Total Return as of September 30: -9.53%
Best Quarter: 6.06%, Q1 1998      Worst Quarter -7.88%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                              Since 12/31/98     Since 10/1/97
                              1 Year             Life of Fund
--------------------------------------------------------------------------------
Class A                       -2.89%             1.03%
--------------------------------------------------------------------------------
Class B                       -1.87              1.17
--------------------------------------------------------------------------------
Class C                        1.02              2.37
--------------------------------------------------------------------------------
Index                          0.27              5.67*
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

*     Index return for life of fund is as of 12/31/97.

The table includes the effect of maximum sales loads.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A  Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On    4.50%    None     None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)  None*    4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.65%    0.65%    0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                          1.25     1.26     1.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses           1.90     2.66     2.61
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year     3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $634       $1,020    $1,430     $2,572
--------------------------------------------------------------------------------
Class B shares           669        1,126     1,610      2,641
--------------------------------------------------------------------------------
Class C shares           364          811     1,385      2,944
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $634       $1,020    $1,430     $2,572
--------------------------------------------------------------------------------
Class B shares           269          826     1,410      2,641
--------------------------------------------------------------------------------
Class C shares           264          811     1,385      2,944
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KICAX    KICBX     KICCX
                            fund number   005      205       305

Kemper Income And Capital Preservation Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks as high a level of current income as is consistent with reasonable risk, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment-grade debt securities.

The fund can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Although the manager may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, he generally intends to keep it between four and six years.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 80% of total assets in investment-grade bonds (those in the top four grades of credit quality). The fund may invest up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks of Investing in the Fund

There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

Because the economy affects corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.


Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the fund's performance

o     currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to the intermediate-term corporate bond market through a diversified portfolio that emphasizes capital appreciation.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Income And Capital Preservation Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990      6.48
1991     17.91
1992      7.85
1993     11.71
1994     -3.38
1995     21.35
1996      2.02
1997      8.62
1998      7.90
1999     -2.92

2000 Total Return as of September 30: 5.05%
Best Quarter: 7.41%, Q2 1995      Worst Quarter -3.20%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                           Since     Since     Since     Since
                           12/31/98  12/31/94  12/31/89  4/15/74
                           1 Year    5 Years   10 Years  Life of Fund
--------------------------------------------------------------------------------
Class A                    -7.29%    6.11%     7.00%     8.70%
--------------------------------------------------------------------------------
Class B                    -6.58     5.91      6.51      7.94
--------------------------------------------------------------------------------
Class C                    -3.64     6.18      6.56      7.96
--------------------------------------------------------------------------------
Index                      -0.82     7.73      7.70      N/A*
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*     The Index was not in existence on the fund's inception date.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A  Class B   Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On    4.50%     None     None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)  None*     4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.53%     0.53%    0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None      0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                          0.51      0.53     0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses           1.04      1.81     1.72
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year     3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $551       $766      $998       $1,664
--------------------------------------------------------------------------------
Class B shares           584        869     1,180        1,739
--------------------------------------------------------------------------------
Class C shares           275        542       933        2,030
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $551       $766      $998       $1,664
--------------------------------------------------------------------------------
Class B shares           184        569       980        1,739
--------------------------------------------------------------------------------
Class C shares           175        542       933        2,030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KSGAX    KSGBX     KSGCX
                            fund number   030      230       330

Kemper Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks high current income and preservation of capital. The fund invests mainly in U.S. government securities with an emphasis on mortgage-backed securities. Other securities in which the fund may invest include other mortgage-backed securities such as Ginnie Maes, U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumentalities. The fund may also invest in corporate bonds, including asset-backed securities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing corporate bonds, the managers use independent analysis to look for established companies with histories of dependable dividend payments and stable or growing prices.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it below three years.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of total assets in securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements of U.S. government securities.

The fund could invest up to 35% of total assets in non-U.S. government investment-grade bonds, and 10% of total assets in junk bonds (i.e., grade BB/Ba and below).

The Main Risks of Investing in the Fund

There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. The fund's relatively short maturity should reduce the effect of this risk, but won't eliminate it. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are supported by the ability to borrow from the Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage- and asset-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, causing the fund to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, causing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept some fluctuations in the value of their principal and are interested in higher income than a money fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows the performance figures for the fund's first complete calendar year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with two broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990      7.19
1991     13.46
1992      6.06
1993      4.91
1994     -0.44
1995      8.51
1996      4.73
1997      5.98
1998      2.96
1999      2.13

2000 Total Return as of September 30: 4.65%
Best Quarter: 6.06%, Q4 1990      Worst Quarter -2.79%, Q1 1990

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                           Since     Since     Since     Since
                           12/31/98  12/31/94  12/31/89  9/1/87
                           1 Year    5 Years   10 Years  Life of Fund
--------------------------------------------------------------------------------
Class A                    -0.67%    4.25%     5.20%     5.68%
--------------------------------------------------------------------------------
Class B                    -1.65     3.92      4.72      5.28
--------------------------------------------------------------------------------
Class C                     1.33     4.13      4.81      5.37
--------------------------------------------------------------------------------
Index 1                     4.80     5.37      5.27      5.71*
--------------------------------------------------------------------------------
Index 2                     3.15     6.55      6.64      7.11*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers 6-month T-Bill Index, an unmanaged index based on the average monthly yield of a 6-month Treasury Bill.

Index 2: Lehman Brothers 1-3 Year Government Bond Index, includes U.S. Government securities, U.S. Treasuries or agencies with maturities of 1 to 3 years.

*     Index returns for life of fund are as of 9/30/87.

Total returns for 1990 through 1994 would have been lower if operating expenses hadn't been maintained.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                    Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On               2.75%     None     None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as % of redemption proceeds)  None*     4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.55%     0.55%    0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                     None      0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                             0.71      0.64     0.65
--------------------------------------------------------------------------------
Total Annual Operating Expenses              1.26      1.94     1.95
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year     3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $400       $664       $948      $1,756
--------------------------------------------------------------------------------
Class B shares           597        909      1,247       1,927
--------------------------------------------------------------------------------
Class C shares           298        612      1,052       2,275
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $400       $664       $948      $1,756
--------------------------------------------------------------------------------
Class B shares           197        609      1,047       1,927
--------------------------------------------------------------------------------
Class C shares           198        612      1,052       2,275
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KSTAX    KSTBX     KSTCX
                            fund number   010      210       310

Kemper Strategic Income Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks a high current return. The fund invests mainly in bonds issued by U.S. and foreign corporations and governments. The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the fund invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks of Investing in the Fund

There are several factors that could reduce the yield you get from the fund, cause you to lose money, or make the fund perform less well than other investments.

For this fund, the main risk factor will vary depending on the fund's weighting of various types of securities. To the extent that it invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Also, negative corporate news may have a significant impact on individual bond prices.

To the extent that the fund invests in higher quality bonds, it will be more sensitive to interest rate fluctuations. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.


Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the fund emphasizes emerging markets where these risks are greater, it takes on greater risk.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o     currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the fund's performance

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a bond fund that emphasizes different types of bonds depending on market and economic outlooks.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.
The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Strategic Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990    -12.60
1991     51.69
1992     17.80
1993     20.88
1994     -3.88
1995     19.67
1996      8.58
1997      8.25
1998      3.79
1999     -0.79

2000 Total Return as of September 30: -3.58%
Best Quarter: 25.07%, Q1 1991     Worst Quarter -13.54%, Q3 1990

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                           Since     Since     Since     Since
                           12/31/98  12/31/94  12/31/89  6/23/77
                           1 Year    5 Years   10 Years  Life of Fund
--------------------------------------------------------------------------------
Class A                    -5.24%    6.71%     9.67%     9.60%
--------------------------------------------------------------------------------
Class B                    -4.56     6.50      9.04      8.64
--------------------------------------------------------------------------------
Class C                    -1.57     6.81      9.26      8.89
--------------------------------------------------------------------------------
Index                       2.15     7.61      7.65      8.97
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

*     Index return for the life of fund is as of 6/30/77.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A  Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On    4.50%     None     None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)  None*     4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.56%     0.56%    0.56%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None      0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                          0.54      0.80     0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses           1.10      2.11     1.76
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year    3 Years    5 Years    10 years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $557       $784      $1,029     $1,730
--------------------------------------------------------------------------------
Class B shares           614        961       1,334      1,945
--------------------------------------------------------------------------------
Class C shares           279        554         954      2,073
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $557       $784      $1,029     $1,730
--------------------------------------------------------------------------------
Class B shares           214        661       1,134      1,945
--------------------------------------------------------------------------------
Class C shares           179        554         954      2,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KUSAX    KUSBX     KUSCX
                            fund number   018      218       318

Kemper U.S. Government Securities Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks high current income, liquidity and security of principal. The fund invests principally in U.S. government securities of any maturity, focusing on Ginnie Maes. The fund may invest in other mortgage-backed securities issued by government issuers and other U.S. government securities including U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumentalities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

The Main Risks of Investing in the Fund

There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, causing the fund to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, causing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a fund that searches for attractive yields generated by U.S. government securities.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper U.S. Government Securities Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990      9.68
1991     17.25
1992      4.61
1993      6.31
1994     -3.06
1995     18.37
1996      2.83
1997      9.03
1998      7.03
1999      0.30

2000 Total Return as of September 30: 6.48%
Best Quarter: 6.65%, Q4 1990      Worst Quarter -2.45%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                                         Since
                           Since     Since     Since     10/1/79
                           12/31/98  12/31/94  12/31/89  Life of
                           1 Year    5 Years   10 Years  Fund
--------------------------------------------------------------------------------

Class A                     4.17%    6.35%     6.55%     8.44%
--------------------------------------------------------------------------------
Class B                    -3.40     6.22      6.03      7.65
--------------------------------------------------------------------------------
Class C                    -0.51     6.40      6.13      7.76
--------------------------------------------------------------------------------
Index                       1.99     8.03      7.92      N/A*
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

*     The Index was not in existence on the fund's inception date.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A  Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.50%    None     None
On Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)  None*    4.00%    1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.42%    0.42%    0.42%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75     0.75
--------------------------------------------------------------------------------
Other Expenses**                          0.38     0.53     0.43
--------------------------------------------------------------------------------
Total Annual Operating Expenses           0.80     1.70     1.60
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year     3 Years    5 Years   10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $528       $694        $874     $1,394
--------------------------------------------------------------------------------
Class B shares           573        836       1,123      1,549
--------------------------------------------------------------------------------
Class C shares           263        505         871      1,900
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $528       $694        $874     $1,395
--------------------------------------------------------------------------------
Class B shares           173        536         923      1,549
--------------------------------------------------------------------------------
Class C shares           163        505         871      1,900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Class A  Class B   Class C

                          ticker symbol   KUMAX    KUMBX     KUMCX
                            fund number   071      271       371

Kemper U.S. Mortgage Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks to provide maximum current return from U.S. government securities. The fund invests primarily in U.S. government securities, mainly mortgage-backed securities issued by U.S. government agencies. These include securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. The fund may also invest in U.S. Treasury securities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of mortgage-backed securities compared to U.S. Treasuries and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of total assets in mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities.

These securities are generally considered to be among the very highest quality securities.

The Main Risks of Investing in the Fund

There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage- and asset-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, causing the fund to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, causing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who want to avoid exposure to significant credit risk and are interested in high current income .

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class B shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Kemper U.S. Mortgage Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class B Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990      7.11
1991     17.02
1992      4.45
1993      4.82
1994     -4.13
1995     16.94
1996      1.76
1997      8.01
1998      5.89
1999     -0.57

2000 Total Return as of September 30: 5.27%
Best Quarter: 6.73%, Q4 1991      Worst Quarter -3.03%, Q3 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                 Since    Since                Since
            Since      Since     5/31/94  1/10/92   Since      10/26/84
            12/31/98   12/31/94  Life of  Life of   12/31/89   Life of
            1 Year     5 Years   Class C  Class A   10 Years   Class B
--------------------------------------------------------------------------------
Class A     -4.62%     6.24%     --       4.85%     --         --
--------------------------------------------------------------------------------
Class B      3.41      6.08      --       --        5.94%      6.53%
--------------------------------------------------------------------------------
Class C     -0.42      6.42     5.55%     --        --         --
--------------------------------------------------------------------------------
Index        1.99      8.03     7.38      6.82*     7.92       9.81**
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

*     Index return for life of Class A is as of 1/31/92.

**    Index return for life of Class B is as of 10/31/84.

The table includes the effects of maximum sales loads.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                   Class A  Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On      4.50%    None     None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption proceeds)    None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                              0.52%    0.52%     0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                    None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                            0.46     0.58      0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses             0.98     1.85      1.62
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year    3 years    5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares             $545      $748        $967       $1,597
--------------------------------------------------------------------------------
Class B shares              588       882       1,201        1,732
--------------------------------------------------------------------------------
Class C shares              265       511         881        1,922
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares             $545      $748        $967       $1,597
--------------------------------------------------------------------------------
Class B shares              188       582       1,001        1,732
--------------------------------------------------------------------------------
Class C shares              165       511         881        1,922
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o These funds may trade more securities than some other bond funds. This could raise transaction costs (and lower performance) and could mean higher taxable distributions.

o As a temporary defensive measure, any of these funds could shift up to 100% of their assets into investments such as money market securities. This could prevent losses, but would mean that the funds were not pursuing their goals.

o The advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments. With derivatives, there is a risk that they could produce disproportionate losses.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the SAI (the back cover has additional information on how to do this).

Euro conversion

Those funds permitted to invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor has readiness programs designed to address these problems, and has researched the readiness of suppliers and business partners as well as issuers of securities the funds own. Still, there's some risk that one or both of these problems could materially affect a fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Who Manages and Oversees the Funds

The investment advisor


The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The investment advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of average daily net assets:

Fund Name                                      Fee Paid
--------------------------------------------------------------------------------
Kemper High Yield Fund                         0.53%
--------------------------------------------------------------------------------
Kemper High Yield Fund II                      0.64%*
--------------------------------------------------------------------------------
Kemper High Yield Opportunity Fund             0.65%
--------------------------------------------------------------------------------
Kemper Income And Capital Preservation Fund    0.53%
--------------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund         0.55%
--------------------------------------------------------------------------------
Kemper Strategic Income Fund                   0.56%
--------------------------------------------------------------------------------
Kemper U.S. Government Securities Fund         0.42%
--------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund                      0.52%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio managers


The following people handle the day-to-day management of the funds.

Kemper High Yield Fund              Kemper Strategic Income Fund

  Harry E. Resis, Jr.                 J. Patrick Beimford
  Lead Portfolio Manager              Co-lead Portfolio Manager
   o Began investment career in        o Began investment career
     1968                                in 1976
   o Joined the advisor in 1988        o Joined the advisor
   o Joined the fund team in 1992        in 1976
                                       o Joined the fund team
  Daniel J. Doyle                        in 1996
   o Began investment career in
     1984                             Jan C. Faller
   o Joined the advisor in 1986       Co-lead Portfolio Manager
   o Joined the fund team in 1999      o Began investment career
                                         in1968
Kemper High Yield Fund II              o Joined the advisor
                                         in 1999
  Harry E. Resis, Jr.                  o Joined the fund team
  Lead Portfolio Manager                 in 2000
   o Began investment career in
     1968                           Kemper U.S. Government
   o Joined the advisor in 1988     Securities Fund
   o Joined the fund team in 1998
                                      Richard L. Vandenberg
  Daniel J. Doyle                     Lead Portfolio Manager
   o Began investment career in        o Began investment career
     1984                                in 1973
   o Joined the advisor in 1986        o Joined the advisor
   o Joined the fund team in 1998        in 1996
                                       o Joined the fund team
Kemper High Yield Opportunity Fund       in 1996

  Harry E. Resis, Jr.                 Scott E. Dolan
  Lead Portfolio Manager               o Began investment career
   o Began investment career in          in 1989
     1968                              o Joined the advisor
   o Joined the advisor in 1988          in 1989
   o Joined the fund team in 1997      o Joined the fund team
                                         in 1998
  Daniel J. Doyle
   o Began investment career in       John E. Dugenske
     1984                              o Began investment career
   o Joined the advisor in 1986          in 1990
   o Joined the fund team in 1997      o Joined the advisor
                                         in 1998
Kemper Income And Capital              o Joined the fund team
Preservation Fund                        in 1998

  Robert S. Cessine                 Kemper U.S. Mortgage Fund
   o Began investment career in
     1982                             Richard L. Vandenberg
   o Joined the advisor in 1993       Lead Portfolio Manager
   o Joined the fund team in 1994      o Began investment career
                                         in 1973
Kemper Short-Term U.S.                 o Joined the advisor
Government Fund                          in 1996
                                       o Joined the fund team
  Richard L. Vandenberg                  in 1996
  Lead Portfolio Manager
   o Began investment career in       Scott E. Dolan
     1973                              o Began investment career
   o Joined the advisor in 1996          in 1989
   o Joined the fund team in 1996      o Joined the advisor
                                         in 1989
  Scott E. Dolan                       o Joined the fund team
   o Began investment career in          in 1998
     1989
   o Joined the advisor in 1989       John E. Dugenske
   o Joined the fund team in 1998      o Began investment career
                                         in 1990
  John E. Dugenske                     o Joined the advisor
   o Began investment career in          in 1998
     1990                              o Joined the fund team
   o Joined the advisor in 1998          in 1998
   o Joined the fund team in 1998

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper High Yield Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,             2000      1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                           $7.23     $7.68     $8.50    $8.23    $8.01
                                   ---------------------------------------------
Income from investment operations:
  Net investment income               .77(a)   .78(a)     .76(a)   .76      .76
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.89)    (.46)      (.81)     .31      .23
                                   ---------------------------------------------
  Total from investment operations   (.12)     .32       (.05)    1.07      .99
  Less distributions from:
  Net investment income              (.77)    (.77)      (.77)    (.80)    (.77)
  Total distributions                (.77)    (.77)      (.77)    (.80)    (.77)
                                   ---------------------------------------------
Net asset value, end of period      $6.34    $7.23      $7.68    $8.50    $8.23
                                   =============================================
Total return (%)                    (1.88)    4.11       (.95)   13.69    13.00

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period           2,277     2,945     3,304    3,463    2,909
($ millions)
Ratio of expenses before expense
reductions (%)                        .93       .96       .89      .88      .88
Ratio of expenses after expense
reductions (%)                        .92       .96       .89      .88      .88
Ratio of net investment income
(loss) (%)                          11.10     10.15      9.09     9.18     9.45
Portfolio turnover rate (%)            52        67        92       91      102

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charges.

Kemper High Yield Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                         $7.22     $7.67     $8.49     $8.22    $8.00
                                 -----------------------------------------------
Income from investment
operations:
  Net investment income             .71(a)    .71(a)    .68(a)    .69      .69
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (.88)     (.45)     (.80)      .31      .23
                                 -----------------------------------------------
  Total from investment            (.17)      .26      (.12)      1.00      .92
  operations
  Less distributions from:
  Net investment income            (.72)     (.71)     (.70)     (.73)    (.70)
Total distributions                (.72)     (.71)     (.70)     (.73)    (.70)
                                 -----------------------------------------------
Net asset value, end of period    $6.33     $7.22     $7.67     $8.49    $8.22
                                 ===============================================
Total return (%) (b)              (2.68)     3.26     (1.82)    12.72    12.02

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period           792     1,145     1,292     1,317    1,099
($ millions)
Ratio of expenses before
expense reductions (%)             1.78      1.78      1.76      1.76     1.77
Ratio of expenses after expense
reductions (%)                     1.77      1.78      1.76      1.76     1.77
Ratio of net investment income
(loss) (%)                        10.24      9.33      8.22      8.30     8.56
Portfolio turnover rate (%)          52        67        92        91      102

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charges.

Kemper High Yield Fund -- Class C

--------------------------------------------------------------------------------
Year ended September 30,              2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $7.24     $7.69    $8.52     $8.24   $8.02
                                    --------------------------------------------
Income from investment operations:
  Net investment income                .72(a)    .72(a)   .69(a)    .70     .69
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (.89)     (.46)    (.82)      .31     .23
                                    --------------------------------------------
  Total from investment operations    (.17)      .26     (.13)     1.01     .92
  Less distributions from:
  Net investment income               (.72)     (.71)    (.70)      .73     .70
Total distributions                   (.72)     (.71)    (.70)    12.72   12.02
                                    --------------------------------------------
Net asset value, end of period       $6.35     $7.24    $7.69     $8.52   $8.24
                                    ============================================
Total return (%) (b)                 (2.66)     3.30    (1.89)    12.88   12.06

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period              124       176      171       125      58
($ millions)
Ratio of expenses before expense
reductions (%)                        1.77      1.73     1.71      1.71    1.71
Ratio of expenses after expense
reductions (%)                        1.76      1.73     1.71      1.71    1.71
Ratio of net investment income
(loss) (%)                           10.25      9.38     8.27      8.35    8.62
Portfolio turnover rate (%)             52        67       92        91     102

(a)      Based on monthly average shares outstanding during the period.
(b)      Total return does not reflect the effect of sales charges.

Kemper High Yield Fund II -- Class A

                                                                For the period
                                                              November 30, 1998
                                               Year ended      (commencement of
                                             September 30,      operations) to
                                                  2000        September 30, 1999
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period             $8.76             $9.50
                                            ------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                 .93               .72
  Net realized and unrealized gain (loss)
  on investment transactions                      (.99)             (.70)
                                            ------------------------------------
  Total from investment operations                (.06)              .02
  Less distributions from:
  Net investment income                           (.92)             (.76)
  Total distributions                             (.92)             (.76)
                                            ------------------------------------
Net asset value, end of period                   $7.78             $8.76
                                            ====================================
Total return (%) (b) (c)                          (.98)              .19**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      46,704            57,029
Ratio of expenses before expense
reductions (%)                                    1.20              1.59*
Ratio of expenses after expense reductions (%)     .88               .39*
Ratio of net investment income (loss) (%)        10.90             10.24*
Portfolio turnover rate (%)                         66                79*

*  Annualized
** Not annualized
(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.
(c)   Total return would have been lower had certain expenses not been reduced.

Kemper High Yield Fund II -- Class B

                                                               For the period
                                                              November 30, 1998
                                              Year ended      (commencement of
                                             September 30,     operations) to
                                                 2000        September 30, 1999
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period             $8.77             $9.50
                                           -------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                 .86               .68
  Net realized and unrealized gain (loss)
  on investment transactions                      (.99)             (.71)
                                           -------------------------------------
  Total from investment operations                (.13)              .03
  Less distributions from:
  Net investment income                           (.86)             (.70)
  Total distributions                             (.86)             (.70)
                                           -------------------------------------
Net asset value, end of period                   $7.78             $8.77
                                           =====================================
Total return (%) (b) (c)                         (1.73)             (.43)**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      63,211            70,802
Ratio of expenses before expense
reductions (%)                                    1.96              2.19*
Ratio of expenses after expense
reductions (%)                                    1.63              1.00*
Ratio of net investment income (loss) (%)        10.16              9.63*
Portfolio turnover rate (%)                         66                79*

*  Annualized
** Not annualized

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.
(c)   Total return would have been lower had certain expenses not been reduced.

Kemper High Yield Fund II -- Class C

                                                                For the period
                                                              November 30, 1998
                                               Year ended      (commencement of
                                             September 30,      operations) to
                                                  2000        September 30, 1999
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $8.77            $9.50
                                            ------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                  .86              .68
  Net realized and unrealized gain (loss)
  on investment transactions                       (.99)            (.71)
                                            ------------------------------------
  Total from investment operations                 (.13)             .03
  Less distributions from:
  Net investment income                            (.86)            (.70)
  Total distributions                              (.86)            (.70)
                                            ------------------------------------
Net asset value, end of period                    $7.78            $8.77
                                            ====================================
Total return (%) (b) (c)                          (1.73)            (.43)**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)       18,379           26,179
Ratio of expenses before expense
reductions (%)                                     1.94            2.25*
Ratio of expenses after expense reductions
(%)                                                1.63            1.00*
Ratio of net investment income (loss) (%)         10.13            9.63*
Portfolio turnover rate (%)                          66              79*

*     Annualized
*     Not annualized
(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.
(c)   Total return would have been lower had certain expenses not been reduced.

Kemper High Yield Opportunity Fund -- Class A

                                                                  For the period
                                                                 October 1, 1997
                                                                (commencement of
                                   Year ended      Year ended    operations) to
                                  September 30,  September 30,    September 30,
                                      2000            1999            1998
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                             $8.33           $8.89           $9.50
                                 -----------------------------------------------
Income from investment
operations:
  Net investment income (loss)          .81(a)          .88(a)          .70
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (1.33)           (.54)           (.60)
                                 -----------------------------------------------
  Total from investment
  operations                           (.52)            .34             .10
Less distributions from:
  Net investment income                (.87)           (.85)           (.67)
  Net realized gains on
  investment transactions                --            (.05)           (.04)
                                 -----------------------------------------------
  Total distributions                  (.87)           (.90)           (.71)
                                 -----------------------------------------------
Net asset value, end of period        $6.94           $8.33           $8.89
                                 ===============================================
Total return (%) (b)                  (6.91)           3.55             .59**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                      9,484          17,223          12,249
Ratio of expenses before
expense reductions (%)                 1.90            1.53            1.27*
Ratio of expenses after expense
reductions (%)                         1.89            1.53            1.27*
Ratio of net investment income
(loss) (%)                            10.35            9.64            8.31*
Portfolio turnover rate (%)              76              98             169*

*     Annualized
**    Not annualized
(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper High Yield Opportunity Fund -- Class B

                                                                  For the period
                                                                 October 1, 1997
                                                                (commencement of
                                   Year ended      Year ended    operations) to
                                  September 30,  September 30,    September 30,
                                      2000            1999            1998
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                              $8.33           $8.89          $9.50
                                 -----------------------------------------------
Income from investment
operations:
  Net investment income (loss)           .76(a)          .80(a)         .63
  Net realized and unrealized
  gain (loss) on investment
  transactions                         (1.35)           (.54)          (.61)
                                 -----------------------------------------------
  Total from investment
  operations                            (.59)            .26            .02
Less distributions from:
  Net investment income                 (.80)           (.77)          (.59)
  Net realized gains on
  investment transactions                 --            (.05)          (.04)
                                 -----------------------------------------------
  Total distributions                   (.80)           (.82)          (.63)
                                 -----------------------------------------------
Net asset value, end of period         $6.94           $8.33          $8.89
Total return (%) (b)                   (7.71)           2.73           (.18)**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                      10,945          16,646         12,222
Ratio of expenses before
expense reductions (%)                  2.66            2.40           2.03*
Ratio of expenses after expense
reductions (%)                          2.65            2.40           2.03*
Ratio of net investment income
(loss) (%)                              9.58            8.77           7.55*
Portfolio turnover rate (%)               76              98            169*

*     Annualized
**    Not annualized
(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper High Yield Opportunity Fund -- Class C

                                                                  For the period
                                                                 October 1, 1997
                                                                (commencement of
                                   Year ended      Year ended    operations) to
                                  September 30,  September 30,    September 30,
                                      2000            1999            1998
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                             $8.34           $8.89           $9.50
                                 -----------------------------------------------
Income from investment
operations:
  Net investment income (loss)          .78(a)          .80(a)          .62
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (1.38)           (.53)           (.60)
                                 -----------------------------------------------
  Total from investment
  operations                           (.60)            .27             .02
Less distributions from:
  Net investment income                (.80)           (.77)           (.59)
  Net realized gains on
  investment transactions                --            (.05)           (.04)
  Total distributions                  (.80)           (.82)           (.63)
                                 -----------------------------------------------
Net asset value, end of period        $6.94           $8.34           $8.89
                                 -----------------------------------------------
Total return (%) (b)                  (7.82)           2.39            (.18)**

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                      1,958           3,384           2,220
Ratio of expenses before
expense reductions (%)                 2.61            2.38            2.03*
Ratio of expenses after expense
reductions (%)                         2.60            2.38            2.03*
Ratio of net investment income
(loss) (%)                             9.63            8.78            7.55*
Portfolio turnover rate (%)              76              98             169*

*     Annualized
**    Not annualized
(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper Income And Capital Preservation Fund -- Class A

--------------------------------------------------------------------------------
Years ended October 31,         2000       1999       1998      1997      1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of year                         $8.06      $8.67      $8.54     $8.46     $8.62
                             ---------------------------------------------------
Income from investment
operations:
  Net investment income
  (loss)                          .50(a)     .51(a)     .53       .57       .58
  Net realized and
  unrealized gain (loss) on
  investment transactions        (.09)      (.63)       .14       .08      (.15)
                             ---------------------------------------------------
  Total from investment
  operations                      .41       (.12)       .67       .65       .43
  Less distribution from
  net investment income          (.48)      (.49)      (.54)     (.57)     (.59)
                             ---------------------------------------------------
Net asset value, end of year    $7.99      $8.06      $8.67     $8.54     $8.46
                             ===================================================
Total return (%) (b)             5.31      (1.45)      8.13      8.00      5.17

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              309,040    371,763    563,571   514,558   484,005
Ratio of expenses before
expense reductions (%)           1.04       1.08       1.01       .97       .96
Ratio of expenses after
expense reductions (%)           1.03       1.07       1.01       .97       .96
Ratio of net investment
income (loss) (%)                6.33       6.05       6.17      6.75      6.90
Portfolio turnover rate (%)       234        108        121       164        74

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charge.

Kemper Income And Capital Preservation Fund -- Class B

--------------------------------------------------------------------------------
Years ended October 31,        2000       1999       1998      1997       1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of year                        $8.02      $8.64       $8.51     $8.43     $8.59
                            ----------------------------------------------------
Income from investment
operations:
  Net investment income
  (loss)                         .44(a)     .43(a)      .46       .49       .50
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                  (.08)      (.63)        .14       .08      (.15)
                            ----------------------------------------------------
  Total from investment
  operations                     .36       (.20)        .60       .57       .35
  Less distribution from
  net investment income         (.42)      (.42)       (.47)     (.49)     (.51)
Net asset value, end of
year                           $7.96      $8.02       $8.64     $8.51     $8.43
                            ====================================================
Total return (%) (b)            4.60      (2.37)       7.20      6.99      4.20

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              77,880     97,975     106,171    83,295    76,437
Ratio of expenses before
expense reductions (%)          1.81       1.93        1.88      1.90      1.93
Ratio of expenses after
expense reductions (%)          1.80       1.92        1.88      1.90      1.93
Ratio of net investment
income (loss) (%)               5.56       5.20        5.30      5.82      5.93
Portfolio turnover rate (%)      234        108         121       164        74

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charge.

Kemper Income And Capital Preservation Fund -- Class C

--------------------------------------------------------------------------------
Years ended October 31,         2000       1999        1998      1997      1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of year                        $8.05      $8.66       $8.53     $8.45     $8.61
                            ----------------------------------------------------
Income from investment
operations:
  Net investment income
  (loss)                         .45(a)     .44(a)      .46       .49       .50
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                  (.09)      (.62)        .14       .08      (.15)
                            ----------------------------------------------------
  Total from investment
  operations                     .36       (.18)        .60       .57       .35
  Less distribution from
  net investment income         (.42)      (.43)       (.47)     (.49)     (.51)
Net asset value, end of
year                           $7.99      $8.05       $8.66     $8.53     $8.45
                            ====================================================
Total return (%) (b)            4.68      (2.19)       7.20      7.03      4.23

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              19,186     19,875      16,759     9,083     5,611
Ratio of expenses before
expense reductions (%)          1.72       1.82        1.86      1.86      1.90
Ratio of expenses after
expense reductions (%)          1.71       1.82        1.86      1.86      1.90
Ratio of net investment
income (loss) (%)               5.63       5.30        5.32      5.86      5.96
Portfolio turnover rate (%)      234        108         121       164        74

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charge.

Kemper Short-Term U.S. Government Fund -- Class A

--------------------------------------------------------------------------------
Year ended August 31,                 2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $7.99     $8.19    $8.31    $8.22    $8.30
                                    --------------------------------------------
Income from investment operations:
  Net investment income (loss)         .43(b)    .38(b)   .41      .45      .46
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (.03)     (.22)    (.11)     .09     (.09)
                                    --------------------------------------------
  Total from investment operations     .40       .16      .30      .54      .37
  Less distributions from:
  Net investment income               (.42)     (.36)    (.42)    (.45)    (.45)
  Total distributions                 (.42)     (.36)    (.42)    (.45)    (.45)
                                    --------------------------------------------
Net asset value, end of period       $7.97     $7.99    $8.19    $8.31    $8.22
                                    ============================================
Total return (%) (a)                  5.16      1.98     3.68     6.75     4.55

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                   121,334   142,776   60,856   73,504   86,993
Ratio of expenses before expense
reductions (%)                        1.26      1.24     1.36     1.25     1.15
Ratio of expenses after expense
reductions (%)                        1.25      1.24     1.36     1.25     1.15
Ratio of net investment income
(loss) (%)                            5.34      4.27     4.79     5.50     5.49
Portfolio turnover rate (%)            283       336      149      249      272

(a)   Total return does not reflect the effect of any sales charges.
(b)   Based on monthly average shares outstanding during the period.

Kemper Short-Term U.S. Government Fund -- Class B

--------------------------------------------------------------------------------
Year ended August 31,                 2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $8.01     $8.21    $8.32    $8.23    $8.31
                                    --------------------------------------------
Income from investment operations:
  Net investment income (loss)         .37(b)    .31(b)   .36      .39      .40
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (.02)     (.22)    (.11)      .09    (.09)
                                    --------------------------------------------
  Total from investment operations     .35       .09      .25      .48      .31
  Less distributions from:
  Net investment income               (.36)     (.29)    (.36)    (.39)    (.39)
  Total distributions                 (.36)     (.29)    (.36)    (.39)    (.39)
                                    --------------------------------------------
Net asset value, end of period       $8.00     $8.01    $8.21    $8.32    $8.23
                                    ============================================
Total return (%) (a)                  4.57      1.10     3.06     5.96     3.79

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                    34,952    50,573    7,108    7,404    6,298
Ratio of expenses before expense
reductions (%)                        1.94      2.08     1.99     1.93     1.89
Ratio of expenses after expense
reductions (%)                        1.93      2.08     1.99     1.93     1.89
Ratio of net investment income
(loss) (%)                            4.66      3.43     4.16     4.82     4.75
Portfolio turnover rate (%)            283       336      149      249      272

(a)   Total return does not reflect the effect of any sales charges.
(b)   Based on monthly average shares outstanding during the period.

Kemper Short-Term U.S. Government Fund -- Class C

--------------------------------------------------------------------------------
Year ended August 31,                 2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $8.02     $8.22    $8.33    $8.24    $8.32
                                    --------------------------------------------
Income from investment operations:
  Net investment income (loss)         .37(b)    .32(b)   .36      .39      .40
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (.02)     (.22)    (.11)     .09     (.09)
                                    --------------------------------------------
  Total from investment operations     .35       .10      .25      .48      .31
  Less distributions from:
  Net investment income               (.37)     (.30)    (.36)    (.39)    (.39)
  Total distributions                 (.37)     (.30)    (.36)    (.39)    (.39)
                                    --------------------------------------------
Net asset value, end of period       $8.00     $8.02    $8.22    $8.33    $8.24
                                    ============================================
Total return (%) (a)                  4.43      1.24     3.10     5.98     3.82

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                     7,111     8,065    1,343    1,059    1,186
Ratio of expenses before expense
reductions (%)                        1.95      1.94     1.95     1.88     1.89
Ratio of expenses after expense
reductions (%)                        1.94      1.94     1.95     1.88     1.89
Ratio of net investment income
(loss) (%)                            4.64      3.57     4.20     4.87     4.75
Portfolio turnover rate (%)            283       336      149      249      272

(a)   Total return does not reflect the effect of any sales charges.
(b)   Based on monthly average shares outstanding during the period.

Kemper Strategic Income Fund -- Class A

--------------------------------------------------------------------------------
Year ended October 31,                2000     1999      1998     1997     1996
--------------------------------------------------------------------------------
Net asset value, beginning of
period                               $5.26    $5.60     $5.96    $5.99    $5.98
                                    --------------------------------------------
Income from investment operations:
  Net investment income                .48(a)   .49(a)    .44(a)   .46      .46
  Net realized and unrealized gain
  (loss) on investment transactions   (.72)    (.35)     (.35)     .01      .12
                                    --------------------------------------------
  Total from investment operations    (.24)     .14       .09      .47      .58
  Less distributions from:
  Net investment income               (.34)    (.48)     (.45)    (.50)    (.57)
  Tax return of capital               (.11)      --        --       --       --
  Total distributions                 (.45)    (.48)     (.45)    (.50)    (.57)
Net asset value, end of period       $4.57    $5.26     $5.60    $5.96    $5.99
                                    ============================================
Total return (%) (b)                 (4.91)    2.43      1.28     8.13    10.27

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                           359      492       550      549      510
Ratio of expenses before expense
reductions (%)                        1.10     1.11      1.04     1.03     1.03
Ratio of expenses after expense
reductions (%)                        1.09     1.10      1.04     1.03     1.03
Ratio of net investment income (%)    9.55     8.80      7.36     7.68     7.72
Portfolio turnover rate (%)             37       92       751      347      310

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charges.

Kemper Strategic Income Fund -- Class B

--------------------------------------------------------------------------------
Year ended October 31,               2000      1999      1998     1997     1996
--------------------------------------------------------------------------------
Net asset value, beginning of
period                              $5.26     $5.59     $5.96    $5.99    $5.98
                                   ---------------------------------------------
Income from investment operations:
  Net investment income               .43(a)    .43(a)    .38(a)   .40      .41
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.72)     (.34)     (.36)     .01      .12
                                   ---------------------------------------------
  Total from investment operations   (.29)     (.09)      .02      .41      .53
  Less distributions from:
  Net investment income              (.30)     (.42)     (.39)    (.44)    (.52)
  Tax return of capital              (.10)       --        --       --       --
  Total distributions                (.40)     (.42)     (.39)    (.44)    (.52)
Net asset value, end of period      $4.57     $5.26     $5.59    $5.96    $5.99
                                   =============================================
Total return (%) (b)                (5.85)     1.57       .12     7.13     9.23

Ratios to average net assets  and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          119       198       271      297      262
Ratio of expenses before expense
reductions (%)                       2.11      2.06      2.01     1.98     1.96
Ratio of expenses after expense
reductions (%)                       2.10      2.05      2.01     1.98     1.96
Ratio of net investment income
(loss) (%)                           8.50      7.85      6.39     6.73     6.79
Portfolio turnover rate (%)            37        92       751      347      310

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charges.

Kemper Strategic Income Fund -- Class C

--------------------------------------------------------------------------------
Year ended October 31,                2000     1999      1998     1997     1996
--------------------------------------------------------------------------------
Net asset value, beginning of
period                               $5.29    $5.62     $5.99    $6.01    $6.00
                                    --------------------------------------------
Income from investment operations:
  Net investment income                .45(a)   .45(a)    .39(a)   .42      .41
  Net realized and unrealized
  gain (loss) on investment
  transactions                        (.72)    (.34)     (.36)     .01      .12
                                    --------------------------------------------
  Total from investment operations    (.27)     .11       .03      .43      .53
  Less distributions from:
  Net investment income               (.32)    (.44)     (.40)    (.45)    (.52)
  Tax return of capital               (.10)      --        --       --       --
  Total distributions                 (.42)    (.44)     (.40)    (.45)    (.52)
Net asset value, end of period       $4.60    $5.29     $5.62    $5.99    $6.01
                                    ============================================
Total return (%) (b)                 (5.51)    1.78      0.28     7.37     9.33

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                            19       30        30       15        7
Ratio of expenses before expense
reductions (%)                        1.76     1.87      1.84     1.85     1.86
Ratio of expenses after expense
reductions (%)                        1.75     1.85      1.84     1.85     1.86
Ratio of net investment income (%)    8.87     8.05      6.56     6.86     6.89
Portfolio turnover rate (%)             37       92       751      347      310

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of sales charges.

Kemper U.S. Government Securities Fund -- Class A

--------------------------------------------------------------------------------
Year ended October 31,               2000      1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
period                              $8.38     $8.86     $8.81    $8.74    $8.92
                                   ---------------------------------------------
Income from investment operations:
  Net investment income               .54(a)    .53(a)    .58(a)   .64      .63
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.02)     (.41)      .07      .06     (.17)
                                   ---------------------------------------------
  Total from investment operations    .52       .12       .65      .70      .46
  Less distributions from:
  Net investment income              (.56)     (.60)     (.60)    (.63)    (.64)
Total distributions                  (.56)     (.60)     (.60)    (.63)    (.64)
Net asset value, end of period      $8.34     $8.38     $8.86    $8.81    $8.74
                                   =============================================
Total return (%) (b)                 6.44      1.44      7.64     8.41     5.36

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                     2,414     2,807    3,286     3,550    4,080
Ratio of expenses before expense
reductions (%)                        .80       .85       .80      .78      .77
Ratio of expenses after expense
reductions (%)                        .79       .84       .80      .78      .77
Ratio of net investment income (%)   6.58      6.22      6.50     7.34     7.17
Portfolio turnover rate (%)           193       177       150      261      391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper U.S. Government Securities Fund -- Class B

--------------------------------------------------------------------------------
Year ended October 31,               2000      1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                           $8.37     $8.85     $8.80    $8.73    $8.91
                                   ---------------------------------------------
Income from investment operations:
  Net investment income               .47(a)    .45(a)    .49(a)   .56      .54
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.03)     (.40)      .08      .06     (.17)
                                   ---------------------------------------------
  Total from investment operations    .44       .05       .57      .62      .37
  Less distributions from:
  Net investment income              (.48)     (.53)     (.52)    (.55)    (.55)
Total distributions                  (.48)     (.53)     (.52)    (.55)    (.55)
Net asset value, end of period      $8.33     $8.37     $8.85    $8.80    $8.73
                                   =============================================
Total return (%) (b)                 5.54       .54      6.67     7.40     4.36

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                       123       138       129       76       70
Ratio of expenses before expense
reductions (%)                       1.70      1.76      1.71     1.73     1.73
Ratio of expenses after expense
reductions (%)                       1.69      1.75      1.71     1.73     1.73
Ratio of net investment income (%)   5.68      5.31      5.59     6.39     6.21
Portfolio turnover rate (%)           193       177       150      261      391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper U.S. Government Securities Fund -- Class C

--------------------------------------------------------------------------------
Year ended October 31,               2000      1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                           $8.40     $8.87     $8.82    $8.75    $8.93
                                   ---------------------------------------------
Income from investment operations:
  Net investment income               .48(a)    .46(a)    .49(a)   .56      .55
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.04)     (.40)      .08      .06     (.17)
                                   ---------------------------------------------
  Total from investment operations    .44       .06       .57      .62      .38
  Less distributions from:
  Net investment income              (.49)     (.53)     (.52)    (.55)    (.56)
Total distributions                  (.49)     (.53)     (.52)    (.55)    (.56)
Net asset value, end of period      $8.35     $8.40     $8.87    $8.82    $8.75
                                   =============================================
Total return (%) (b)                 5.50       .72      6.66     7.42     4.40

Ratios to average net assets
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                        36        35        24       10        8
Ratio of expenses before expense
reductions (%)                       1.60      1.66      1.67     1.68     1.70
Ratio of expenses after expense
reductions (%)                       1.59      1.66      1.67     1.68     1.70
Ratio of net investment income
(loss) (%)                           5.79      5.40      5.63     6.44     6.24
Portfolio turnover rate (%)           193       177       150      261      391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper U.S. Mortgage Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,              2000      1999     1998      1997    1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $6.75     $7.15    $7.01     $6.91   $7.13
                                    --------------------------------------------
Income from investment operations:
  Net investment income               0.42(a)   0.42(a)  0.44(a)   0.52    0.49
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (0.02)    (0.38)    0.17      0.10  (0.19)
                                    --------------------------------------------
  Total from investment operations    0.40      0.04     0.61      0.62    0.30
  Less distributions from:
  Net investment income              (0.43)    (0.44)   (0.47)    (0.52)  (0.52)
  Total distributions                (0.43)    (0.44)   (0.47)    (0.52)  (0.52)
                                    --------------------------------------------
Net asset value, end of period       $6.72     $6.75    $7.15     $7.01   $6.91
                                    ============================================
Total return (%) (b)                  5.99       .59     8.99      9.26    4.28

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         1,405     1,661    1,812     1,773   1,908
Ratio of expenses before expense
reductions (%)                        0.98      1.02     0.97      0.96    0.97
Ratio of expenses after expense
reductions (%)                        0.97      1.02     0.97      0.96    0.97
Ratio of net investment income (%)    6.35      6.04     6.46      7.23    6.98
Portfolio turnover rate (%)            221       151      172       235     391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper U.S. Mortgage Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,              2000     1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $6.75    $7.14     $7.00    $6.91    $7.12
                                    --------------------------------------------
Income from investment operations:
  Net investment income               0.36(a)  0.34(a)   0.40(a)  0.45      .44
  Net realized and unrealized
  gain (loss)                        (0.02)   (0.37)     0.14     0.10     (.19)
                                    --------------------------------------------
  Total from investment operations    0.34    (0.03)     0.54     0.55      .25
  Less distributions from:
  Net investment income              (0.36)   (0.36)    (0.40)   (0.46)   (0.46)
  Total distributions                (0.36)   (0.36)    (0.40)   (0.46)   (0.46)
                                    --------------------------------------------
Net asset value, end of period       $6.73    $6.75     $7.14    $7.00    $6.91
                                    ============================================
Total return (%) (b)                  5.25    (0.47)     8.00     8.17     3.54

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                            64      142       368      722    1,051
Ratio of expenses before expense
reductions (%)                        1.85     2.13      1.91     1.83     1.80
Ratio of expenses after expense
reductions (%)                        1.84     2.13      1.91     1.83     1.80
Ratio of net investment income (%)    5.47     4.93      5.52     6.36     6.15
Portfolio turnover rate (%)            221      151       172      235      391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Kemper U.S. Mortgage Fund -- Class C

--------------------------------------------------------------------------------
Years ended September 30,             2000     1999      1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                            $6.75    $7.15     $7.00    $6.90    $7.12
                                    --------------------------------------------
Income from investment operations:
  Net investment income               0.38(a)  0.37(a)   0.40(a)  0.46     0.43
  Net realized and unrealized
  gain (loss)                        (0.03)   (0.39)     0.16     0.10    (0.19)
                                    --------------------------------------------
  Total from investment operations    0.35    (0.02)     0.56     0.56     0.24
  Less distributions from:
  Net investment income              (0.38)   (0.38)    (0.41)   (0.46)   (0.46)
  Total distributions                (0.38)   (0.38)    (0.41)   (0.46)   (0.46)
                                    --------------------------------------------
Net asset value, end of period       $7.12    $6.75     $7.15    $7.00    $6.90
                                    ============================================
Total return (%) (b)                  2.10    (0.22)     8.30     8.45     3.47

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             3        3         4        3        2
Ratio of expenses before expense
reductions (%)                        1.62     1.73      1.91     1.71     1.72
Ratio of expenses after expense
reductions (%)                        1.61     1.73      1.91     1.71     1.72
Ratio of net investment income (%)    5.72     5.70      5.52     6.48     6.23
Portfolio turnover rate (%)            221      151       172      235      391

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.

Investing in the Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each fund. Each fund offers another class of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 4.50%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o No distribution fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge of up to 4.00%,
  charged when you sell shares you        o Shares automatically convert to
  bought within the last                    Class A after six years, which means
  six years                                 lower annual expenses going forward

o 0.75% distribution fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% distribution fee
--------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Income And Capital Preservation Fund, Kemper Strategic Income Fund, Kemper U.S. Government Securities Fund and Kemper U.S. Mortgage Fund

                         Sales charge as a      Sales charge as a
                         percent of offering    percent of your net
Your investment          price                  investment
---------------------------------------------------------------------
Up to $100,000           4.50%                  4.71%
---------------------------------------------------------------------
$100,000-$249,999        3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999        2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999        2.00                   2.04
---------------------------------------------------------------------
$1 million or more       0                      0
---------------------------------------------------------------------

Kemper Short-Term U.S. Government Fund

                         Sales charge as a      Sales charge as a
                         percent of offering    percent of your net
Your investment          price                  investment
---------------------------------------------------------------------
Up to $100,000           2.75%                  2.83%
---------------------------------------------------------------------
$100,000-$249,999        2.50                   2.56
---------------------------------------------------------------------
$250,000-$499,999        2.00                   2.04
---------------------------------------------------------------------
$500,000-$999,999        1.50                   1.52
---------------------------------------------------------------------
$1 million or more       0                      0
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several Kemper funds at once ("combined purchases")

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares        CDSC on shares you sell
---------------------------------------------------------------------
First year                          4.00%
---------------------------------------------------------------------
Second or third year                3.00
---------------------------------------------------------------------
Fourth or fifth year                2.00
---------------------------------------------------------------------
Sixth year                          1.00
---------------------------------------------------------------------
Seventh year and later              None (automatic conversion to
                                    Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares        CDSC on shares you sell
---------------------------------------------------------------------
First year                          1.00%
---------------------------------------------------------------------
Second year and later               None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $100 or more for regular accounts
$250 or more for IRAs                     $50 or more for IRAs
$50 or more with an Automatic Investment  $50 or more with an Automatic
Plan                                      Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check and a Kemper investment
                                            slip to us at the appropriate
o Send it to us at the appropriate          address below
  address, along with an investment
  check                                   o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
--------------------------------------------------------------------------------

Regular mail:
Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
$100 or more for exchanges between        over $50,000, can only be ordered in
existing accounts                         writing with a signature guarantee; if
                                          you're in doubt, see page 73
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)
Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a      o To set up regular cash payments from
  Kemper fund account, call                 a Kemper fund account, call
  (800) 621-1048                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o     the death or disability of an account owner (including a joint owner)

o     withdrawals made through a systematic withdrawal plan

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o     for Class A shares purchased through the Large Order NAV Purchase
      Privilege

o redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------       = NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

o     Income: declared and paid monthly

o     Long-term capital gains: December, or otherwise as needed

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions received from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions received from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds

222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers

Kemper High Yield Fund                               811-2786
Kemper High Yield Fund II                            811-08983
Kemper High Yield Opportunity Fund                   811-2786
Kemper Income And Capital Preservation Fund          811-2305
Kemper Short-Term U.S. Government Fund               811-5195
Kemper Strategic Income Fund                         811-2743
Kemper U.S. Government Securities Fund               811-2719
Kemper U.S. Mortgage Fund                            811-3440

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

KEMPER FUNDS [LOGO]
Long-term investing in a short-term world (SM)

[RECYCLE LOGO] Printed on recycled paper.   KFIF-1 (1/1/01) 516736

Kemper Income Funds

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Supplement to Prospectus Dated January 1, 2001

CLASS I SHARES
--------------------------------------------------------------------------------

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Zurich Scudder Investments, Inc. ("Zurich Scudder") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Zurich Scudder and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by Zurich Scudder that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The following information supplements the indicated sections of the prospectus.

Performance

The following table shows how the funds' Class I Shares' returns over different periods average out. For context, the table has a broad-based market index (which, unlike the fund, have no fees or expenses). All figures in this section assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Average Annual Total Returns -- Class I shares
--------------------------------------------------------------------------------
For periods ended                                                     Inception
December 31, 1999              1 Year      5 Years    Life of Class   of Class
--------------------------------------------------------------------------------
Kemper High Yield Fund         2.60%        9.33%        9.35%        12/29/94
--------------------------------------------------------------------------------
Salomon Brothers Long-Term
High Yield Bond Index*         0.27        12.46        12.46**          --
--------------------------------------------------------------------------------

* The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

** For the period of 12/31/94 through 12/31/99.

--------------------------------------------------------------------------------
Average Annual Total Returns -- Class I shares
--------------------------------------------------------------------------------
For periods ended                                                     Inception
December 31, 1999              1 Year       Life of Class              of Class
--------------------------------------------------------------------------------
Kemper Income And Capital       2.60%          5.40%                    7/3/95
Preservation Fund
--------------------------------------------------------------------------------
Lehman Brothers                 0.82            6.04**                   --
Aggregate Bond Index*
--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities, and mortgage backed securities.

** For the period of 6/30/95 through 12/31/99.

--------------------------------------------------------------------------------
Average Annual Total Returns -- Class I shares
--------------------------------------------------------------------------------
For periods ended                                                  Inception
December 31, 1999                1 Year       Life of Class         of Class
--------------------------------------------------------------------------------
Kemper U.S. Government            0.57%           5.83%              7/3/95
Securities Fund
--------------------------------------------------------------------------------
Salomon Brothers                  1.99            5.91**               --
30-Year GNMA Index*
--------------------------------------------------------------------------------

* The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total-return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

** For the period of 6/30/95 through 12/31/99.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees: Fees paid directly from your investment.

                   Maximum
                   Sales      Maximum      Maximum
                   Charge     Deferred      Sales
                   (Load)       Sales       Charge
                 Imposed on    Charge       (Load)
                  Purchases    (Load)     Imposed on
                 (as a % of  (as a % of   Reinvested
                  offering   redemption   Dividends/  Redemption  Exchange
                   price)     proceeds)  Distributions    Fee        Fee
--------------------------------------------------------------------------------
Kemper High
Yield Fund          None        None         None        None       None
--------------------------------------------------------------------------------
Kemper High
Yield Fund II       None        None         None        None       None
--------------------------------------------------------------------------------
Kemper High
Yield
Opportunity Fund    None        None         None        None       None
--------------------------------------------------------------------------------
Kemper Income
And Capital
Preservation
Fund                None        None         None        None       None
--------------------------------------------------------------------------------
Kemper
Short-Term U.S.
Government Fund     None        None         None        None       None
--------------------------------------------------------------------------------
Kemper
Strategic
Income Fund         None        None         None        None       None
--------------------------------------------------------------------------------
Kemper U.S.
Government
Securities Fund     None        None         None        None       None
--------------------------------------------------------------------------------
Kemper U.S.
Mortgage Fund       None        None         None        None       None
--------------------------------------------------------------------------------

Annual fund operating expenses: Expenses that are deducted from fund assets.


                                                                Total Annual
                                                                    Fund
                         Management   Distribution     Other      Operating
                            Fee       (12b-1) Fees   Expenses*    Expenses*
                            ---       ------------   ---------    ---------
--------------------------------------------------------------------------------
Kemper High Yield Fund        0.53%          None        0.10%        0.63%
--------------------------------------------------------------------------------
Kemper High Yield Fund II     0.65%          None        0.32%        0.97%
--------------------------------------------------------------------------------
Kemper High Yield             0.64%          None        0.67%        1.31%
Opportunity Fund
--------------------------------------------------------------------------------
Kemper Income And             0.53%          None        0.13%        0.66%
Capital Preservation Fund
--------------------------------------------------------------------------------
Kemper Short-Term U.S.        0.55%          None        0.18%        0.73%
Government Fund
--------------------------------------------------------------------------------
Kemper Strategic Income       0.56%          None        0.19%        0.75%
Fund
--------------------------------------------------------------------------------
Kemper U.S. Government        0.42%          None        0.13%        0.55%
Securities Fund
--------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund     0.52%          None        0.15%        0.67%
--------------------------------------------------------------------------------

* Estimated for Kemper Short-Term U.S. Government Fund, Kemper Strategic Income Fund, Kemper High Yield Opportunity Fund, Kemper High Yield Fund II and Kemper U.S. Mortgage Fund since no Class I shares were issued as of the respective fiscal year ends.

The example shown below is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.


--------------------------------------------------------------------------------
Example                        1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Fees and expenses if you sold shares after:
--------------------------------------------------------------------------------
Kemper High Yield Fund           $64         $202         $351          $786
--------------------------------------------------------------------------------
Kemper High Yield Fund II        $99         $309         $536        $1,190
--------------------------------------------------------------------------------
Kemper High Yield               $133         $415         $718        $1,579
Opportunity Fund
--------------------------------------------------------------------------------
Kemper Income And Capital        $67         $211         $368          $822
Preservation Fund
--------------------------------------------------------------------------------
Kemper Short-Term U.S.           $75         $233         $406          $906
Government Fund
--------------------------------------------------------------------------------
Kemper Strategic Income          $77         $240         $417          $930
Fund
--------------------------------------------------------------------------------
Kemper U.S. Government           $56         $176         $307          $689
Securities Fund
--------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund        $68         $214         $373          $835
--------------------------------------------------------------------------------

Financial Highlights

No financial information is presented for Class I shares of Kemper Short-Term U.S. Government Fund, Kemper Strategic Income Fund, Kemper High Yield Opportunity Fund, Kemper High Yield Fund II and Kemper U.S. Mortgage Fund, since no Class I shares were issued as of the respective fiscal year ends of the funds.

Kemper High Yield Fund -- Class I


--------------------------------------------------------------------------------
Year ended September 30,             2000      1999     1998      1997    1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning           $7.22     $7.68    $8.50     $8.23   $8.01
of period
                                    --------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income             .80(a)    .82(a)   .76(a)       .78     .78
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (.90)     (.48)    (.78)       .31     .23
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations   (.10)       .34    (.02)      1.09    1.01
--------------------------------------------------------------------------------
  Less distributions from:
--------------------------------------------------------------------------------
  Net investment income              (.79)     (.80)    (.80)     (.82)   (.79)
--------------------------------------------------------------------------------
Total distributions                  (.79)     (.80)    (.80)     (.82)   (.79)
                                    --------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period       $6.33     $7.22    $7.68     $8.50   $8.23
                                    --------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (b)                (1.60)      4.36    (.66)     13.96   13.32
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                            12        15       17        35      31
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         .64       .62      .60       .62     .61
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         .63       .62      .60       .62     .61
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           11.40     10.49     9.38      9.44    9.72
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             52        67       92        91     102
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Income And Capital Preservation Fund -- Class I


--------------------------------------------------------------------------------
Year ended October 31,          2000       1999      1998       1997      1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of year                        $8.05      $8.67       $8.53     $8.45     $8.61
                            ----------------------------------------------------
--------------------------------------------------------------------------------
Income from investment
operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss)                        .53(a)     .53(a)        .56      .59       .60
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                  (.08)      (.63)         .15       .08     (.15)
                            ----------------------------------------------------
--------------------------------------------------------------------------------
  Total from investment
  operations                     .45      (.10)         .71       .67       .45
--------------------------------------------------------------------------------
  Less distribution from
  net investment income        (.51)      (.52)       (.57)     (.59)     (.61)
--------------------------------------------------------------------------------
Net asset value, end of
year                           $7.99      $8.05       $8.67     $8.53     $8.45
                            ----------------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (b)            5.81     (1.23)        8.62      8.26      5.45
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)               6,163      6,578       7,556     6,534     6,945
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .66        .71         .66       .70       .72
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          .66        .71         .66       .70       .72
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)               6.69       6.41        6.52      7.02      7.14
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      234        108         121       164        74
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charge.

Kemper U.S. Government Securities Fund -- Class I


--------------------------------------------------------------------------------
Year ended October 31,          2000       1999      1998       1997      1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                           $8.38    $8.85     $8.81    $8.74    $8.92
                                   ---------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income            .56(a)   .55(a)    .59(a)      .66      .64
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      (.02)    (.40)       .07      .06    (.17)
                                   ---------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations    .54      .15       .66      .72      .47
--------------------------------------------------------------------------------
  Less distributions from:
--------------------------------------------------------------------------------
  Net investment income             (.58)    (.62)     (.62)    (.65)    (.65)
--------------------------------------------------------------------------------
Total distributions                 (.58)    (.62)     (.62)    (.65)    (.65)
--------------------------------------------------------------------------------
Net asset value, end of period      $8.34    $8.38     $8.85    $8.81    $8.74
                                   ---------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (b)                 6.78     1.81      7.75     8.60     5.56
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                         4        3         4        6        5
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        .55      .60       .57      .60      .59
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        .54      .59       .57      .60      .59
--------------------------------------------------------------------------------
Ratio of net investment income (%)   6.84     6.47      6.73     7.52     7.35
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           193      177       150      261      391
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of any sales charges.

Special Features

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Zurich Scudder and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Zurich Scudder and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

January 1, 2001

Supplement to the currently effective Prospectus of each of the listed funds:

Kemper Asian Growth Fund                                           Kemper Income and Capital Preservation Fund

Classic Growth Fund (Classes A, B and C only)                      Kemper Intermediate Municipal Bond Fund

Kemper Global Blue Chip Fund                                       Kemper International Fund

Kemper Global Income Fund                                          Kemper Municipal Bond Fund

Kemper High Yield Opportunity Fund                                 Kemper Ohio Tax-Free Income Fund

Kemper High Yield Fund II                                          Kemper Short-Term U.S. Government Fund

Kemper Horizon 20+ Portfolio                                       Kemper U.S. Growth and Income Fund

Kemper Horizon 10+ Portfolio                                       Kemper U.S. Mortgage Fund

Kemper Horizon 5 Portfolio                                         Value Fund (Classes A, B and C only)

The applicable Board of each of the above-mentioned funds (identified in the table below under the heading "Acquired Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified in the chart below. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it manages.

The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for voting shares of the corresponding Acquiring Fund. Following the exchange, the Fund will distribute shares of the corresponding Acquiring Fund to the Fund's shareholders as part of the Fund's cessation of operations as provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about May 15, 2001 or May 24, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Fund at that time. In connection with each Meeting, the applicable Fund will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Fund.

If the Plan for a Fund is approved at the applicable Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event the shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Fund                                       Acquiring Fund                                Proposed Reorganization Date
------------------------------------------------------------------------------------------------------------------------------------
Kemper Asian Growth Fund                            Scudder Pacific Opportunities Fund                     May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund                                 Scudder Capital Growth Fund                            June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund                        Scudder Global Fund                                    June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund                           Scudder Global Bond Fund                               June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity Fund                  Scudder High Yield Bond Fund (to be renamed            June 25, 2001
                                                    Scudder High Yield Opportunity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II                           Kemper High Yield Fund                                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                          Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital Preservation Fund         Scudder Income Fund                                    June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Intermediate Municipal Bond Fund             Scudder Medium Term Tax Free Fund                      June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper International Fund                           Scudder International Fund                             June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Municipal Bond Fund                          Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Ohio Tax-Free Income Fund                    Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund              Scudder Short Term Bond Fund                           June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                  Scudder Growth and Income Fund                         June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund                           Kemper U.S. Government Securities Fund                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                          Scudder Large Company Value Fund                       June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------

November 30, 2000

                 Kemper High Yield Fund (the "High Yield Fund")
              Kemper High Yield Fund II (the "High Yield Fund II")
           Kemper High Yield Opportunity Fund (the "Opportunity Fund")
   Kemper Income and Capital Preservation Fund (the "Income and Capital Fund")
    Kemper Short-Term U.S. Government Fund (the "Short-Term Government Fund")
               Kemper Strategic Income Fund (the "Strategic Fund")
         Kemper U.S. Government Securities Fund (the "Government Fund")
                 Kemper U.S. Mortgage Fund (the "Mortgage Fund")























                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, as amended from time to time, a copy of which may be obtained without charge by contacting Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained

The Annual Report to Shareholders of each Fund, dated January 1, 2001 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                        TABLE OF CONTENTS

                                                               Page

INVESTMENT OBJECTIVES AND POLICIES................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES................5
INVESTMENT RESTRICTIONS..........................................25
NET ASSET VALUE..................................................26
PURCHASE AND REDEMPTION OF SHARES................................27
   Purchase of Shares............................................27
   Repurchase and Redemption of Shares...........................32
   Special Features..............................................36
   Additional Transaction Information............................40
   Performance...................................................41
   Capital Structure.............................................49
   Master/feeder structure.......................................51
INVESTMENT MANAGER...............................................51
   Code of Ethics................................................53
   Officers And Trustees.........................................56
PORTFOLIO TRANSACTIONS...........................................72
   Brokerage Commissions.........................................72
   Portfolio Turnover............................................74
FINANCIAL STATEMENTS.............................................74
 APPENDIX -- RATINGS OF INVESTMENTS

               INVESTMENT OBJECTIVES AND POLICIES

There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate


Strategic Fund. The Strategic Fund seeks high current  return.  The Fund pursues its objective by investing primarily in fixed income securities and dividend-paying common stocks and by writing options. Current return includes interest income, common stock dividends and any net short-term gains. Investment in fixed income securities will include corporate debt obligations, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, preferred stocks, and cash and cash equivalents, including repurchase agreements. Investment in equity securities will primarily be in dividend-paying common stocks. The percentage of assets invested in fixed income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may invest up to 50% of its total assets in foreign securities that are traded principally in securities markets outside the United States. The Fund may invest without limit in high yield, fixed income securities, commonly referred to as "junk bonds," that are in the lower rating categories and those that are non-rated. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund may also engage in when-issued or delayed delivery transactions (commitments may not exceed 25% of the value of its assets) and lend its portfolio securities up to 1/3 of total assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in income producing investments. In periods of unusual market conditions, the Fund may, for defensive purposes, temporarily retain all or any part of its assets in cash or cash equivalents. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year. The Fund may engage in short sales against-the-box, but only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Government Fund. The Government Fund seeks high current income, liquidity and security of principal by investing in obligations issued or guaranteed by the U.S. Government or its agencies, and by obtaining rights to acquire such securities. The Fund's yield and net asset value will fluctuate and there can be no assurance that the Fund will attain its objective. The Fund intends to invest some or all of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. That portion of monthly payments received by the Fund which represents interest and discount will be included in the Fund's net investment income. Principal payments on a GNMA Certificate will be reinvested by the Fund. The balance of the Fund's assets, other than those invested in GNMA Certificates will be invested in obligations issued or guaranteed by the United States or by its agencies. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality. The Fund will not invest in Mortgage-Backed Securities issued by private issuers. The Fund may purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets and delivery not to exceed 120 days from trade date) and engage in strategic transactions. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.

High Yield Fund. The primary objective of the High Yield Fund is to achieve the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the Investment Manager considers consistent with reasonable risk. As a secondary objective, the Fund will seek capital gain where consistent with its primary objective. The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities (debt and preferred stock issues, including convertibles). The Fund may invest in common stocks, rights or other equity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may invest all or a portion of its assets in money market instruments such as obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by Moody's or S&P; commercial paper rated within the two highest grades by either of such rating services; bank certificates of deposit or bankers' acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements. The Fund may purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets), may purchase foreign securities, including up to 25% of total assets in foreign securities that are traded principally in securities markets outside the United States, lend its portfolio securities up to 1/3 of total assets and engage in strategic transactions. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.

High Yield Fund II. The primary objective of the High Yield Fund II is to achieve the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the Investment Manager considers consistent with reasonable risk. As a secondary objective, the Fund will seek capital gain where consistent with its primary objective. The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities (debt and preferred stock issues, including convertibles). The Fund may invest in common stocks, rights or other equity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may invest all or a portion of its assets in money market instruments such as obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by Moody's or S&P; commercial paper rated within the two highest grades by either of such rating services; bank certificates of deposit or bankers' acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements. The Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed. The Fund anticipates that under normal conditions, the Fund would keep the leverage portion under 10% of its total assets. These borrowings are subject to interest costs which may or may not be recovered by the return received on the securities purchased. Under certain circumstances, the interest costs may exceed the return received on the securities purchased. The Fund may purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets), may purchase foreign securities, including up to 25% of total assets in foreign securities that are traded principally in securities markets outside the United States, lend its portfolio securities up to 1/3 of total assets and engage in strategic transactions. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.

Income and Capital Fund. The Income and Capital Fund seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment grade debt securities. Specifically, at least 90% of the Fund's assets will be invested in the following categories: (a) corporate debt securities which are rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P; (b) obligations of, or guaranteed by, the United States, its agencies or instrumentalities; (c) obligations (payable in U.S. Dollars) of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof; (d) commercial paper rated Prime-1 or Prime-2 by Moody's orA-1 or A-2 by S&P; (e) bank certificates of deposit or bankers' acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; (f) strategic transactions; and (g) cash and cash equivalents. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below BBB by S&P and Baa by Moody's or are non-rated. The Fund may purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets), may lend its portfolio securities up to 1/3 of total assets and may invest in foreign securities, including up to 25% of total assets in foreign securities that are traded principally in securities markets outside the United States. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year. Subject to its specific investment objective and policies, the Income and Capital Fund may invest up to 20% of its assets in high yield (high risk), fixed income securities.

Mortgage Fund. The Mortgage Fund seeks maximum current return from a portfolio of U.S. Government Securities. Additionally, the Fund may engage in strategic transactions and may purchase or sell securities on a when-issued or delayed delivery basis. As a non-fundamental policy, at least 65% of the Fund's total assets normally will be invested in "Mortgage-Backed Securities." The Fund will not invest in Mortgage-Backed Securities issued by private issuers. The Fund may purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets). The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. The fund may and lend its portfolio securities up to 1/3 of total assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year. The Fund may engage in short sales against-the-box, but only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Opportunity Fund. The Opportunity Fund seeks total return through high current income and capital appreciation. The Fund will invest primarily in fixed income securities and under normal market conditions, the Fund will, invest at least 65% of its total assets in high yield, fixed income securities. The Fund anticipates that under normal conditions approximately 80 to 90% of its total assets will be held in high yield, fixed income securities. The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund may invest up to a maximum of 20% of its total assets in common stocks, rights or other equity securities; generally of companies that issue high yield, fixed income securities. The Fund anticipates that under normal circumstances approximately 10% of its total assets will be in equity securities. The Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed. The Fund anticipates that under normal conditions, the Fund would keep the leverage portion under 10% of its total assets. These borrowings are subject to interest costs which may or may not be recovered by the return received on the securities purchased. Under certain circumstances, the interest costs may exceed the return received on the securities purchased. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. The Fund may also purchase securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets), may lend its portfolio securities up to 1/3 of total assets, and may invest in foreign securities, including up to 25% of total assets in foreign securities that are traded principally in securities markets outside the United States, and may engage in strategic transactions. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.

Short-Term Government Fund. The Short-Term Government Fund seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short -term U.S. Government Securities. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. The government guarantee of U.S. Government Securities in the Fund does not guarantee the net asset value of the shares of the Fund. Under normal market conditions, the Fund will maintain a Dollar-weighted average portfolio maturity of less than three years. The maturity of a security held by the Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that the maturity of a security may be considered to be a shorter period in the case of (a) contractual rights to dispose of a security, because such rights limit the period during which the Fund bears a market risk with respect to the security, and (b) Mortgage-Backed Securities, because of possible prepayment of principal on the mortgages underlying such securities. Short -term securities generally are more stable and less susceptible to principal decline than longer term securities. While short -term securities in most cases offer lower yields than securities with longer maturities, the Fund will seek to enhance income through limited investment infixed income securities other than U.S. Government Securities. The investment manager believes that investment in short -term securities allows the Fund to seek both high current income and preservation of capital. There is, however, no assurance that the Fund's objective will be achieved. The return and net asset value of the Fund will fluctuate over time. Up to 35% of the total assets of the Fund may be invested in fixed income securities other than U.S. Government Securities. Such other fixed income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB); (b) commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches)and Canadian chartered banks having total assets in excess of $1 billion; and(d) repurchase agreements with respect to any of the foregoing. During temporary defensive periods when the investment manager deems it appropriate, the Fund may invest all or a portion of its assets in cash or short-term high quality money market instruments, including short-term U.S. Government Securities and repurchase agreements with respect to such securities. The yields on these securities tend to be lower than the yields on others securities to be purchased by the Fund. The Fund may purchase or sell securities on a when-issued or delayed delivery basis (commitments may not exceed 25% of the value of its assets). The Fund may invest in collateralized obligations which, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund may also lend its portfolio securities up to 1/3 of total assets and may engage in strategic transactions. The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. In addition, the Fund does not intend to invest more than 10% of its total assets in inverse floaters. The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year. The Fund may engage in short sales against-the-box, but only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.


Additional Investment Information. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, a Fund may sell fixed income securities in anticipation of a rise in interest rates and purchase such securities for inclusion in its portfolio in anticipation of a decline in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities.

Portfolio Maturity. A Fund (other than the Short-Term Government Fund) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of a Fund's portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The effective dollar-weighted average portfolio maturity of the Short-Term Government Fund generally will be less than three years.

Trustees' Power to Change Objectives and Policies. Except as specifically stated to the contrary, the objectives and policies of the Funds may be changed by the Trustees without a vote of the shareholders.

       ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES


The following section includes disclosure about investment practices and techniques which may be utilized by one or more funds described in this Statement of Additional Information. The name of each fund authorized to utilize the technique precedes its discussion. Specific limitations and policies regarding the use of these techniques may be found in each fund's "Investment Objective and Policies" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Investment Manager"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Investment Manager may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Borrowing. The Fund will borrow only when the Investment Manager believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund


Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund


Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund

Equities as a result of workouts. The Fund may hold equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Investment Manager's analysis without relying on published ratings. Since such investments will be based upon the Investment Manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Investment Manager than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Investment Manager will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund

High Yield/High Risk Bonds. The Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Investment Manager. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. (See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics).


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Investment Manager not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Investment Manager's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Investment Manager to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Investment Manager believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.


Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Investment Manager will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Manager. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Investment Manager. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Scudder Kemper Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Mortgage Fund

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Strategic Income Fund

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Investment Manager seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Mortgage Fund

Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian.

Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Kemper High Yield Fund
Kemper High Yield Opportunity Fund


Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.


Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Investment Manager's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Investment Manager will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The  Investment  Manager  understands  that the  Internal  Revenue  Service (the
"Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Strategic Transactions and Derivatives. Each Fund may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a

Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Investment Manager. The staff of the Securities and Exchange Commission

(the "SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Manager.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Investment Manager considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Investment Manager believes that the value of schillings will decline against the U.S. dollar, the Investment Manager may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Investment Manager and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Investment Manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to that Fund's obligations or to segregate liquid assets equal to the amount of that Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related  debt  instruments:   (a)  direct  obligations  of  the  U.S.
Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund


When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.


To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Kemper High Yield Fund
Kemper High Yield Fund II
Kemper High Yield Opportunity Fund
Kemper Income and Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

Each Fund has elected to be classified as a diversified series of an open-end, management investment company.

In addition, as a matter of fundamental policy, each Fund will not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) purchase physical commodities or contracts relating to physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. Each Fund may not:

         (1) borrow money in an amount greater than 5% (20% in the case of Kemper High Yield Fund II and Kemper High Yield Opportunity
                  Fund) of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


         (6) lend portfolio securities in an amount greater than one third (5% in the case of Kemper U.S. Government Securities Fund) of its total assets; and


         (7)      invest more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                                 NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Investment Manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Fund Accounting Agent. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds except from High Yield Fund II. High Yield Fund II pays SFAC an annual fee equal to 0.0250% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of average daily net assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period from November 30, 1998 (commencement of operations) until September 30, 1999, High Yield Fund II paid SFAC $0 for its services to the Fund.

               PURCHASE AND REDEMPTION OF SHARES


Purchase of Shares


Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify which class of shares the order is for. The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

--------------------------------------------------------------------------------------------------------------------------
                                                               Annual 12b-1 Fees
                                                              (as a % of average
                                 Sales Charge                  daily net assets)                Other Information
                                 ------------                  -----------------                -----------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class A         Maximum initial sales charge of 4.5% of           None            Initial sales charge waived or reduced
                the public offering price (2.75% for                              for certain purchases
                the Short-Term Government Fund)
--------------------------------------------------------------------------------------------------------------------------
Class B         Maximum contingent deferred sales                 0.75%           Shares convert to Class A shares six
                charge of 4% of redemption proceeds;                              years after issuance
                declines to zero after six years
--------------------------------------------------------------------------------------------------------------------------


                                       27

--------------------------------------------------------------------------------------------------------------------------
                                                               Annual 12b-1 Fees
                                                              (as a % of average
                                 Sales Charge                  daily net assets)                Other Information
                                 ------------                  -----------------                -----------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Class C         Contingent deferred sales charge of 1%            0.75%           No conversion feature
                of redemption proceeds for redemptions
                made during first year after purchase
--------------------------------------------------------------------------------------------------------------------------
Class I         None                                               None
--------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.


Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

               Kemper Short-Term Government Fund

                                                                     Sales Charge
                                                                     ------------
                                                                                        Allowed to Dealers as
                                            As a Percentage of    As a Percentage of       a Percentage of
           Amount of Purchase                 Offering Price       Net Asset Value*         Offering Price
           ------------------                 --------------       ----------------         --------------

Less than $100,000                                 2.75%                  2.83%                  2.25%
$100,000 but less than $250,000                    2.50                   2.56                   2.00
$250,000 but less than $500,000                    2.00                   2.04                   1.75
$500,000 but less than $1 million                  1.50                   1.52                   1.25
$1 million and over                                0.00**                 0.00**                 ***


*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.

                             Kemper High Yield Fund
                            Kemper High Yield Fund II
                       Kemper High Yield Opportunity Fund
                   Kemper Income and Capital Preservation Fund
                          Kemper Strategic Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper U.S. Mortgage Fund

                                                                     Sales Charge
                                                                     ------------
                                                                                        Allowed to Dealers as
                                           As a Percentage of     As a Percentage of      a Percentage of
           Amount of Purchase                Offering Price        Net Asset Value*        Offering Price
           ------------------                --------------        ---------------         --------------

Less than $100,000                                 4.50%                  4.71%                  4.00%


                                       28

$100,000 but less than $250,000                    3.50                   3.63                   3.00
$250,000 but less than $500,000                    2.60                   2.67                   2.25
$500,000 but less than $1 million                  2.00                   2.04                   1.75
$1 million and over                                0.00**                 0.00**                 ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under a Fund's foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of class R shares of certain Scudder funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Manager , its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Funds through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment Advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of a Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administration services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category (4) above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.


Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.


General. Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.


 Repurchase and Redemption of Shares


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each class does not result in a Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code
Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                           Contingent Deferred
            Year of Redemption After Purchase                 Sales Charge
            ---------------------------------                 ------------

     First                                                         4%
     Second                                                        3%
     Third                                                         3%
     Fourth                                                        2%
     Fifth                                                         2%
     Sixth                                                         1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed Kemper Mutual Funds. A shareholder of a Fund or Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.


 Special Features

Class A Shares  --  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income and Capital Preservation Fund, Kemper Intermediate Municipal Bond Fund, Kemper International Fund, Kemper International Research Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin

America Fund, Kemper Municipal Bond Fund, Kemper New Europe Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Retirement Fund -- Series II, Kemper
Retirement  Fund -- Series  III,  Kemper  Retirement  Fund -- Series IV,  Kemper
Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper S&P 500 Index Fund, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Strategic Income Fund, Kemper Target 2010 Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman Financial Services Fund, Kemper-Dreman High Return Equity Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include:
(a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund,

Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy of exchanges of $1,000,000 or less if, in the Investment Manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").


Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares, Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:


         Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

         403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

         Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with the Funds' custodian describe the current fees payable for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

Additional Transaction Information


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a class of a Fund normally are permitted to continue to purchase additional shares of such class or Fund and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

Dividends. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of a Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options: (1) to receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or (2) to receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Performance results for Funds receiving a waiver of fees or absorption of expenses may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.

Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one-month period ended as noted.

Fund (Period Ended)               Class A Shares    Class B Shares    Class C Shares
-------------------               --------------    --------------    --------------


Short-Term Government (8/31/00)       2.22%             1.57%            4.43%
Strategic (10/31/00)                 -9.23%            -8.46%            -5.51%
Government (10/31/00)                 1.71%             2.55%            5.50%
High Yield (9/30/00)                 -6.29%            -5.32%            -2.66%
High Yield II (9/30/00)              -5.40%            -4.39%            -1.73%
Income and Capital (10/31/00)         0.57%             1.62%            4.68%
Mortgage (9/30/00)                    1.19%             2.26%            5.48%
Opportunity Fund (9/30/00)           -11.07%           -10.21%           -7.82%


Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:



                  YIELD = 2 [ (a-b +1 )6 - 1]
                               ---
                               cd

          Where:    a     =   dividends and interest earned during the period.
                    b     =   expenses accrued for the period (net of
                              reimbursements).
                    c     =   the average  daily  number of shares  outstanding
                              during the period that were entitled to receive
                              dividends.
                    d     =   the maximum  offering  price per share on
                              the last day of the  period  (which  is net
                              asset   value  for  Class  B  and  Class  C
                              shares).

In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of a Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Short-Term Government and Short-Intermediate Government Funds). Class B, Class C and Class I shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. (""Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(TM) or Money Market Insight(TM), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning a Fund.

Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

The yield or price volatility of a Fund (particularly the Short-Term  Government
Fund) may be compared to various securities, such as U.S. Government Securities, or indexes, such as the COFI referred to above or the constant Maturity Treasury Index ("CMT") published by the Federal Reserve Board. A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums.

Comparative information with respect to certain indices may be included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate.

KEMPER HIGH YIELD FUND II -- AS OF SEPTEMBER 30, 2000


 Average Annual Total              Class A       Class B        Class C
 Returns                           Shares         Shares         Shares
 -------                           ------         ------         ------

Life of Fund (+)                   -2.91%         -2.54%         -1.73%
One Year                           -5.40%         -4.39%         -1.73%


(+)      Since November 30, 1998

KEMPER HIGH YIELD OPPORTUNITY FUND - AS OF SEPTEMBER 30, 2000


 Average Annual Total         Class A          Class B          Class C
 Returns                      Shares            Shares           Shares
 -------                      ------            ------           ------

Life of Fund (+)              -2.54%            -2.59%           -1.82%
One Year                      -11.07%          -10.21%           -7.82%


(+)      Since 10/01/97

KEMPER HIGH YIELD FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to September 30, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period January 26, 1978 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum initial sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual return differential between the Class B and C shares and the Class A shares over a common period. This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures for each class and adjusted performance figures for Class B and C shares as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER HIGH YIELD FUND-- AS OF SEPTEMBER 30, 2000


 Average Annual            Class A          Class B           Class C
 Total Returns              Shares          Shares*           Shares*
 -------------              ------          -------           -------

Life of Fund (+)             10.24%            9.57%            9.59%
Ten Years                    10.74%           10.28%           10.34%
Five Years                    4.41%           4.36%             4.53%
One Year                     -6.29%           -5.32%           -2.66%


* Because Class B and C shares were introduced on May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, January 26, 1978 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

(+)      Since January 26, 1978.


KEMPER INCOME AND CAPITAL PRESERVATION FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period April 15, 1974 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual return differential between the Class B and C shares and the Class A shares over a common period. This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER  INCOME  AND  CAPITAL  PRESERVATION  FUND-- AS OF OCTOBER
31, 2000*


Average Annual              Class A           Class B            Class C
Total Returns               Shares            Shares             Shares
-------------               ------            ------             ------

Ten Years                     7.30%             6.83%             6.89%
Five Years                    4.00%             3.91%             4.13%
One Year                      0.57%             1.62%             4.68%



(+)      Since April 15, 1974 for Class A Shares


* Because Class B and C shares were not introduced until May 31, 1994, respectively, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, April 15, 1974 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER SHORT-TERM U.S. GOVERNMENT FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to August 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period September 1, 1987 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 3.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual return differential between the Class B and C shares and the Class A shares over a common period. This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER SHORT-TERM U.S. GOVERNMENT FUND -- AS OF AUGUST 31, 2000*


 Average Annual            Class A             Class B           Class C
 Total Returns              Shares             Shares             Shares
 -------------              ------             ------             ------

Life of Fund (+)            5.70%               5.24%             5.32%
Ten Years                    5.59%              5.13%             5.20%
Five Years                   3.84%              3.51%             3.70%
One Year                     2.22%              1.57%             4.43%



(+)      Since September 1, 1987 for Class A Shares.


* Because Class B and C shares were not introduced until May 31, 1994, respectively, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, September 1, 1987 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER STRATEGIC INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period June 23, 1977 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual return differential between the Class B and C shares and the Class A shares over a common period. This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER STRATEGIC INCOME FUND-- AS OF OCTOBER 31, 2000*


 Average Annual             Class A          Class B        Class C
 Total Returns               Shares          Shares          Shares
 -------------               ------          ------          ------

Life of Fund(+)               8.94%           8.06%          8.31%
Ten Years                     10.57%          9.98%          10.22%
Five Years                    2.36%           2.16%          2.52%
One Year                     -9.23%          -8.46%          -5.51%



(+)      Since June 23, 1977 for Class A Shares.


* Because Class B and C shares were not introduced until May 31, 1994, respectively, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, June 23, 1977 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER U.S. GOVERNMENT SECURITIES FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period October 1, 1979 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual return differential between the Class B and C shares and the Class A shares over a common period. This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER  U.S.  GOVERNMENT  SECURITIES  FUND-- AS OF  OCTOBER  31,
2000*


 Average Annual              Class A           Class B           Class C
 Total Returns                Shares            Shares           Shares
 -------------                ------            ------           ------

Life of Fund(+)                8.43%            7.71%             7.82%
Ten Years                      6.82%            6.31%             6.40%
Five Years                     4.86%            4.72%             4.91%

 Average Annual              Class A           Class B           Class C
 Total Returns                Shares            Shares           Shares
 -------------                ------            ------           ------

One Year                       1.71%            2.55%             5.50%



(+) Since October 1, 1979 for Class A Shares (when ZKI assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with
         ZKI)


* Because Class B and C shares were not introduced until May 31, 1994, respectively, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, October 1, 1979 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER U.S. MORTGAGE FUND

Performance figures for Class A and C shares of the Fund for the period January 10, 1992 and May 31, 1994, respectively, to September 30, 2000 reflect the actual performance of these classes of shares. Returns for Class A and C shares for the period October 26, 1984 to January 10, 1992 and May 31, 1994, respectively, are derived from the historical performance of Class B shares, adjusted to reflect the operating expenses applicable to Class A and C shares, which may be higher or lower than those of Class B shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class B shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER U.S. MORTGAGE FUND -- AS OF SEPTEMBER 30, 2000*


 Average Annual                   Class A           Class B           Class C
 Total Returns                    Shares            Shares            Shares
 -------------                    ------            ------            ------

Life of Fund (+)                   5.11%              --                --
Life of Fund (++)                   --               6.55%             --
Life of Fund (+++)                  --                --               5.75%
Ten Years                           --               6.37%             --
Five Years                         4.79%             4.69%             5.04%
One Year                           1.19%             2.26%             5.48%


(+)      Since January 10, 1992 for Class A Shares.


(++)     Since October 26, 1984 for Class B Shares.

(+++)    Since May 31, 1994 for Class C Shares.

* Because Class A and C shares were not introduced until October 26, 1984 and May 31, 1994, respectively, the total return for Class A and C shares for the period prior to their introduction is based upon the performance of Class B shares from the commencement of investment operations, October 26, 1984 through May 31, 1994. Actual performance of Class A and C shares is shown beginning January 10, 1992 and May 31, 1994, respectively.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Short-Term Government, Government and Mortgage Funds does not guarantee the market value of their respective shares. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

From time to time, the Short-Term Government Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.

Capital Structure


The Short-Term Government, Strategic, Government, Income and Capital Funds, and High Yield Series are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Short-Term Government Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. Prior to February 5, 1999, the Fund was known as "Kemper Adjustable Rate U.S. Government Fund." Effective February 5, 1999, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Short-Intermediate Government Fund, a series, or "Portfolio", of Kemper Portfolios. Prior to January 1, 1992, the Fund was known as "Kemper Enhanced Government Income Fund." The Strategic Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985.

Prior to February 5, 1999, the Fund was known as "Kemper Diversified Income Fund." Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Option Income Fund, Inc., a Maryland corporation organized in 1977. Prior to February 1, 1989, the Fund was known as "Kemper Option Income Fund." The Government Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977. The High Yield and Opportunity Funds are separate series, or "Portfolios," of Kemper High Yield Series. The High Yield Series was organized as a business trust under the laws of Massachusetts on October 24, 1985 with a single portfolio. Effective January 31, 1986, that Trust, pursuant to a reorganization succeeded to the assets and liabilities of Kemper High Yield Fund, Inc., a Maryland corporation organized in 1977. Prior to October 1, 1997, the Trust was known as Kemper High Yield Fund. The Income and Capital Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Income and Capital Preservation Fund, Inc., a Maryland corporation organized in 1972. The Mortgage Fund is (and the Short-Intermediate Government Fund was) a separate series, or "Portfolio", of Kemper Portfolios ("KP"), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, KP pursuant to a reorganization succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, KP was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Kemper Investment Portfolios, when the name of KP became "Kemper Portfolios." Until December 1, 1989, the Mortgage Fund was known as the "Government Plus

Portfolio" and prior to May 28, 1994, the Mortgage Fund was known as the "Government Portfolio." High Yield Fund II is a series of Kemper Income Trust, a business trust organized under the laws of Massachusetts on August 27, 1998. Each Fund is a diversified, open-end management investment company.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each Trust may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Portfolios, each is known as a "series company."

Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors:

(a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of each Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Portfolio's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. If shares of more than one Portfolio for any Trust are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Funds  generally  are not required to hold  meetings of their  shareholders.
Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof);
(e) (with respect to the Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

Master/feeder structure

The Board has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                               INVESTMENT MANAGER


Scudder Kemper Investments, Inc. (the "Investment Manager"), an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Investment Manager introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Investment Manager, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Investment Manager. The Investment Manager's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's

70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Investment Manager's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over [XX] open and closed-end mutual funds.

The Investment Manager maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Investment Manager receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Investment Manager's clients. However, the Investment Manager regards this information and material as an adjunct to its own research activities. The Investment Manager's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Investment Manager with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Investment Manager. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Investment Manager in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Investment Manager, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

The investment management agreements were approved by shareholders at a special meeting in December 1998.

The current investment management fee rates are payable monthly, at the annual rates shown below.



                                      Short-Term
                                  Government, Income
                                   and Capital and        Strategic and                          High Yield II and
Average Daily Net Assets               Mortgage            High Yield          Government           Opportunity
------------------------               --------            ----------          ----------           -----------

$0-$250 million                          0.55%                  0.58%              0.45%               0.65%
$250 million-$1 billion                  0.52                   0.55               0.43                0.62
$1 billion-$2.5 billion                  0.50                   0.53               0.41                0.60


                                       52

                                      Short-Term
                                  Government, Income
                                   and Capital and        Strategic and                          High Yield II and
Average Daily Net Assets               Mortgage            High Yield          Government           Opportunity
------------------------               --------            ----------          ----------           -----------

$2.5 billion-$5 billion                  0.48                   0.51               0.40                0.58
$5 billion-$7.5 billion                  0.45                   0.48               0.38                0.55
$7.5 billion-$10 billion                 0.43                   0.46               0.36                0.53
$10 billion-$12.5 billion                0.41                   0.44               0.34                0.51
Over $12.5 billion                       0.40                   0.42               0.32                0.49


The investment management fees paid by each Fund for its last three fiscal years are shown in the table below. (The Opportunity Fund commenced operations on October 1, 1997. The High Yield Fund II commenced operations on November 30, 1998.)


Fund                           2000             1999                1998
----                           ----             ----                ----

Short-Term Government                          $889,000              $415,000
Strategic                                    $4,628,000            $4,986,000
Government                                  $13,436,000           $14,451,000
High Yield                                  $25,773,000           $27,887,000
High Yield II                                       $0*           --
Income and Capital                           $3,432,000            $3,472,000
Mortgage                                    $10,100,000           $11,862,000
Opportunity                                    $245,000              $102,000

* The Investment Manager temporarily agreed to absorb certain operating expenses of High Yield II. Under this arrangement, the Investment Manager waived and absorbed expenses of $998,000 for the period ended September 30, 1999.

The Manager may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Code of Ethics

The Funds, the Investment Manager and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Investment Manager and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Investment Manager's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Investment Manager's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Manager's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.15% (0.25% for the Mortgage Fund) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. Firms to which service fees may be paid include affiliates of KDI. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Trusts. In addition, effective January 1, 2000 with respect to assets for which KDI provides administrative services, each Fund will pay KDI an administrative services fee of 0.15% of such assets.

Administrative services fees paid by each Fund are set forth below:

---------------------------------------------------------------------------------------------------------------------

                                  Administrative Service Fees Paid by Fund
                                  ----------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                                          Total Service Fees  Service Fees Paid by
                                                                               Paid by             KDI to KDI
Fund                           Fiscal   Class A     Class B     Class C      KDI to Firms        Affiliated Firms
----                           ------   -------     -------     -------      ------------        ----------------
                                Year
                                ----

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund          2000
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund          1999
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund          1998
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II       2000
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II       1999
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II       1998
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity   2000
Fund
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity   1999
Fund
---------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity   1998
Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital       2000
Preservation Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital       1999
Preservation Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital       1998
Preservation Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S.          2000
Government Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S.          1999
Government Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S.          1998
Government Fund
---------------------------------------------------------------------------------------------------------------------
Kemper Strategic Income Fund    2000
---------------------------------------------------------------------------------------------------------------------
Kemper Strategic Income Fund    1999
---------------------------------------------------------------------------------------------------------------------


                                       54

---------------------------------------------------------------------------------------------------------------------

                                  Administrative Service Fees Paid by Fund
                                  ----------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                                          Total Service Fees  Service Fees Paid by
                                                                               Paid by             KDI to KDI
Fund                           Fiscal   Class A     Class B     Class C      KDI to Firms        Affiliated Firms
----                           ------   -------     -------     -------      ------------        ----------------
                                Year
                                ----

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Kemper Strategic Income Fund    1998
---------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund       2000
---------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund       1999
---------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund       1998
---------------------------------------------------------------------------------------------------------------------

Opportunity Fund which commenced operations on October 1, 1997 and the High Yield Fund II, which commenced operations on November 30, 1998).

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and is payable at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than KDI) listed on a Fund's records. In addition, effective January 1, 2000 with respect to assets for which KDI provides administrative services, each Fund will pay KDI an administrative services fee of 0.15% of such assets.

The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as (except for the Mortgage Fund), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve paying the fee to KDI at the 0.25% annual rate on all Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.


State Street Bank and Trust Company is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to KSvC as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement.

----------------------------------------------------------------------------
Fund                                                Fees SSB Paid to KSvC
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Kemper High Yield Fund
----------------------------------------------------------------------------
Kemper High Yield Fund II
----------------------------------------------------------------------------
Kemper High Yield Opportunity Fund
----------------------------------------------------------------------------
Kemper Income and Capital Preservation Fund
----------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund
----------------------------------------------------------------------------
Kemper Strategic Income Fund
----------------------------------------------------------------------------
Kemper U.S. Government Securities Fund
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Kemper U.S. Mortgage Fund
----------------------------------------------------------------------------


Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund other than High Yield Fund II. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts 02109, serves as legal counsel for High Yield Fund II.

Officers And Trustees

The officers and trustees of the Funds, their birth dates, their principal occupations and their affiliations, if any, with the Investment Manager and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Investment Manager.


JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; First Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7011 Green Tree Drive, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

THOMAS W. LITTAUER (4/26/55), Trustee and Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Investment Manager; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI Consulting; prior thereto, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries.

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Investment Manager; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Investment Manager.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Investment Manager.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Investment Manager.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Investment Manager.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Investment Manager.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Investment Manager.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Investment Manager; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Investment Manager; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Additional Officers for Short-Term Government Fund:

RICHARD L. VANDENBERG (11/16/49), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Investment Manager; formerly, Executive Vice President and Senior Portfolio Manager with an unaffiliated investment management firm.

Additional Officers for Strategic Fund:

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Investment Manager

Additional   Officers   for  High  Yield  Fund  and  High  Yield
Opportunity Fund:

MICHAEL A. McNAMARA, see above.*

HARRY E. RESIS, JR., see above*

Additional Officers for High Yield Fund II:

KATHRYN L. QUIRK, Trustee, see above*

MICHAEL A. MCNAMARA, see above*

HARRY E. RESIS, JR., see above*

Additional Officers for Income and Capital Preservation Fund:

ROBERT S. CESSINE (1/5/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Investment Manager; formerly, Vice President, Wellington Management Company.

Additional Officers for Mortgage Fund (Kemper Portfolios):

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Investment Manager

RICHARD L. VANDENBERG, see above*

*        Interested persons as defined in the 1940 Act.

The trustees and officers who are "interested persons" as designated above receive no compensation from a Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1999 fiscal year except that the information in the last column is for calendar year 2000.

TO BE UPDATED

                                                                                                               Total
                                                                                                           Compensation
                      Short-Term                                                                           Kemper Funds
                      Government   Strategic    Government   High Yield     Income &   Income   Kemper       Paid to
Name of Trustee          Fund         Fund         Fund         Series    Capital Fund  Trust   Portfolios+ Trustees**
---------------          ----         ----         ----         ------    ------------  -----   ----------- ----------

John W. Ballantine(1)

Lewis A. Burnham

Donald L. Dunaway*

Robert B. Hoffman

Donald R. Jones

Shirley D. Peterson

William P. Sommers

(1)      Appointed to the Board May 18, 1999.

+ Includes Kemper Cash Reserves Fund, Mortgage Fund and Short-Intermediate Government Fund. The Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund on February 5, 1999. The Short-Term Government Fund was then renamed Kemper Short-Term U.S. Government Fund.

* Pursuant to deferred compensation agreements with the Kemper Funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued through August 31, 1999, September 30, 1999 and October 31, 1999 are $23,000, $22,900, $50,200, $40,800,
         $20,400 and $52,500 for Mr. Dunaway for the Short-Term Government Fund, Strategic Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios, respectively.

** Includes compensation during 1998 for service on 25 funds managed by Scudder Kemper with 43 fund portfolios. Each trustee currently serves as a trustee of 26 funds managed by Scudder Kemper with 48 fund portfolios.

As of November 30, 1999, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:



------------------------------------------ --------------------------------------- -------------------------------------
NAME                                       CLASS                                   PERCENTAGE
----                                       -----                                   ----------
------------------------------------------ --------------------------------------- -------------------------------------


KEMPER INCOME & CAPITAL PRESERVATION

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp.
FBO Margaret Thomas
200 Liberty Street # 4 Floor
New York, NY  10281-1003                                   A                                    5.98


------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp.
FBO Albert J. Muth
200 Liberty Street # 4 Floor                                 B                                     8.79
New York, NY  10281-1003

------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P. O Box 2052                                                B                                   11.43
Jersey City, NJ  07303

------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce, F & S Inc.
FBO Rennay L. Fields
4800 Deer Lake Dr. E. Fl 3                                   B                                     7.87
Jacksonville, FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

Fiserv Securities, Inc.
Attn: Mutual Funds Dept
One Commerce Square                                          B                                    6.17
2005 Market Street Suite 1200

Philadelphia, PA  19103
------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Isabel T. Paxton
200 Liberty Street # 4 Floor
 New York, NY  10281-1003                                   C                                     5.35


------------------------------------------ --------------------------------------- -------------------------------------

USB Piper Jaffray Custodian
FBO Leroy Mueller
P. O Box 28                                                 C                                     8.39
Minneapolis, MN  55402

------------------------------------------ --------------------------------------- -------------------------------------

Raymond James & Assoc Inc.
FBO Othello Meyers
P. O Box 12749                                              C                                     5.10
St. Petersburg, FL  33733-2749

------------------------------------------ --------------------------------------- -------------------------------------

                                       59

------------------------------------------ --------------------------------------- -------------------------------------

Merrill LynchPierce F&S
FBO Laura R Novak
4800 Deer Lake Dr. E. Fl 3
Jacksonville, FL  32246                                      C                                    13.03


------------------------------------------ --------------------------------------- -------------------------------------

Scudder Trust Company
FBO Zurich Kemper Investments
11 Northeastern Blvd.                                        I                                    53.53
Salem, NH  03079-1953


------------------------------------------ --------------------------------------- -------------------------------------

Scudder Kemper Investments Inc.
11 Northeastern Blvd.
Salem, NH  03079-1953
                                                             I                                    44.58

------------------------------------------ --------------------------------------- -------------------------------------



         KEMPER HIGH YIELD FUND

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
FBO Jeanette A. Gilleran &
Jeffrey M Gilleran
10700 Wheat First Drive                                      A
Glen Allen, VA  23060-9243                                                                         6.28


------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Viviette E Delima
200 Liberty Street # 4 Floor                                 B                                     7.43
New York, NY  10281-1003

------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052                                                 B                                   10.00
Jersey City, NJ  07303


------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Sylvia D Brady
4800 Deer Lake Dr East 3rd Fl                                B                                     5.07
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
FBO Melissa L Johnson &
Lucy L Johnson
10700 Wheat First Drive                                      B                                     8.24
Glen Allen, VA  23060-9243


------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052                                                 C                                    6.45
Jersey City, NJ  07303


------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Elizabeth Appelman
4800 Deer Lake Dr East 3rd Fl                                C                                     7.53
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

                                       60

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
FBO Denise Marie Leonhard
10700 Wheat First Drive
Glen Allen, VA  23060-9243                                   C                                     8.17

------------------------------------------ --------------------------------------- -------------------------------------

Scudder Trust Company
FBO Zurich Kemper Investments
11 Northeastern Blvd.
Salem, NH  03079-1953                                        I                                    38.87


------------------------------------------ --------------------------------------- -------------------------------------

Scudder Kemper Investments Inc.
11 Northeastern Blvd.
Salem, NH  03079-1953                                        I                                    59.36


------------------------------------------ --------------------------------------- -------------------------------------


         KEMPER STRATEGIC INCOME
                  FUND

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
 FBO Neva F Propps
 200 Liberty Street # 4 Floor
 New York, NY  10281-1003                                   B                                    10.64


------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052                                                B                                    15.25
Jersey City, NJ  07303


------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Kreatan Painting
4800 Deer Lake Dr East 3rd Fl                               B                                     5.72
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

Fiserv Securities, Inc.
Attn: Mutual Funds Dept
One Commerce Square                                         B                                     5.91
2005 Market Street Suite 1200

Philadelphia, PA  19103
------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
 FBO Theresa C Holloway
 Michael P Holloway
10700 Wheat First Drive                                     B                                     6.49
Glen Allen, VA  23060-9243

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
 FBO Lisa S Cohen - Kiraly
 200 Liberty Street # 4 Floor                               C                                    13.26
 New York, NY  10281-1003

------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052                                                C                                    11.83
Jersey City, NJ  07303

------------------------------------------ --------------------------------------- -------------------------------------


                                       61

------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Customers
ATTN: Fund Administration                                   C                                    10.31
4800 Deer Lake Dr East 3rd Fl
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

        KEMPER HIGH YIELD FUND II



------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Nancy G. Swiggett
Betty M Swiggett
200 Liberty Street # 4 Floor                                 A                                     9.89
New York, NY  10281-1003


------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052                                                 A                                     7.17
Jersey City, NJ  07303


------------------------------------------ --------------------------------------- -------------------------------------

Fiserv Securities, Inc.
Attn: Mutual Funds Dept
One Commerce Square                                          A
2005 Market Street Suite 1200                                                                      6.03
Philadelphia, PA  19103

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
           FBO Thomas Kennedy
 10700 Wheat First Drive
Glen Allen, VA  23060-9243                                   A                                     6.87

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Diane M. Boman
200 Liberty Street # 4 Floor
New York, NY  10281-1003                                     B                                     6.41


------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O  Box 2052                                               B                                    9.34
Jersey City, NJ  07303


------------------------------------------ --------------------------------------- -------------------------------------

Fiserv Securities, Inc.
Attn: Mutual Funds Dept
One Commerce Square                                          B                                    6.53
2005 Market Street Suite 1200

Philadelphia, PA  19103
------------------------------------------ --------------------------------------- -------------------------------------

                                       62

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
           FBO Stanley Demick
10700 Wheat First Drive                                      B                                    13.74
Glen Allen, VA  23060-9243

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Christ Church- Desoto
200 Liberty Street # 4 Floor
New York, NY  10281-1003                                     C                                     8.61


------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
FBO Edmund Peters
10700 Wheat First Drive
Glen Allen, VA  23060-9243                                   C                                    15.95

------------------------------------------ --------------------------------------- -------------------------------------

KEMPER U.S GOVERNMENT SECURITIES FUND

------------------------------------------ --------------------------------------- -------------------------------------

National Financial Services Corp
FBO Arshalus Tahan
200 Liberty Street # 4 Floor                                 B                                     6.10
New York, NY  10281-1003


------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O  Box 2052
Jersey City, NJ  07303                                       B                                   10.02


------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Customers
ATTN Fund Administration
4800 Deer Lake Dr East 3rd Fl                                B                                     6.25
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P O Box 2052
Jersey City, NJ  07303                                       C                                    8.60


------------------------------------------ --------------------------------------- -------------------------------------

Merrill Lynch Pierce F&S
FBO Customers
ATTN Fund Administration
4800 Deer Lake Dr East 3rd Fl                                C                                     7.97
Jacksonville,  FL  32246

------------------------------------------ --------------------------------------- -------------------------------------

        First Clearing Corporation
FBO Michael A.Vais Jr
10700 Wheat First Drive                                      C                                     8.11
Glen Allen, VA  23060-9243

------------------------------------------ --------------------------------------- -------------------------------------

Inde & Co.
FBO Customers
4401 Rockside Rd
Independence, OH 44131                                       C                                     7.20

------------------------------------------ --------------------------------------- -------------------------------------



                                       63

------------------------------------------ --------------------------------------- -------------------------------------

Wedbush Morgan Securities
Accounting Department
P. O Box 30014                                            C                                     10.76
Los Angeles, CA  90030-0014

------------------------------------------ --------------------------------------- -------------------------------------

Scudder Trust Company
FBO Zurich Kemper Investment
Inc Supplemental P/S PLAN
11 Northeastern Blvd.                                     I                                     16.70
Salem., NH  03179-1953


--------------------------------------- --------------------------------------- --------------------------------------

State Street Bank & Trust Co.
C/F The Farmer Mutual Fund Port
Balanced Portfolio
1 Heritage Dr # P2N
Quincy, MA  02171                                         I                                     16.70


--------------------------------------- --------------------------------------- --------------------------------------

State Street Bank & Trust Co.
C/F The Farmer Mutual Fund Port
Income W/growth Portfolio
1 Heritage Dr # P2N                                       I                                     7.07
Quincy, MA  02171


--------------------------------------- --------------------------------------- --------------------------------------

State Street Bank & Trust Co.
C/F The Farmer Mutual Fund Port
Growth & Income Portfolio
1 Heritage Dr # P2N                                       I
Quincy, MA  02171                                                                               7.11


--------------------------------------- --------------------------------------- --------------------------------------

Scudder Kemper Investments Inc.

Profit Sharing Plan

 11 Northeastern Blvd.
Salem, NH  03079-1953                                     I                                     56.35


--------------------------------------- --------------------------------------- --------------------------------------

KEMPER U. S MORTGAGE FUND

--------------------------------------- --------------------------------------- --------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P. O Box 2052                                             B                                     5.63
Jersey City, NJ  07303

--------------------------------------- --------------------------------------- --------------------------------------

Merrill Lynch Pierce, F & S Inc.
FBO Michelle E Jegge                                      B                                     7.99
4800 Deer Lake Dr. E. Fl 3
Jacksonville, FL  32246

--------------------------------------- --------------------------------------- --------------------------------------

PaineWebber
PaineWebber CDN
FBO Louis L Parker                                        C                                     11.66
Mutual Fund Department
1000 Harbor Blvd #8 Floor
Weehawken, NJ  07087-6727

--------------------------------------- --------------------------------------- --------------------------------------

                                       64

--------------------------------------- --------------------------------------- --------------------------------------

Merrill Lynch Pierce, F & S Inc.
FBO Customers
4800 Deer Lake  Dr. E. Fl 3                              C                                     31.59
Jacksonville, FL   32246

--------------------------------------- --------------------------------------- --------------------------------------

Morongo Band of Mission  IN
 Community Service Reserve
 Tribal Asst Controller                                  C                                     17.49
 11581 Potrero Rd
Banning CA  92220

--------------------------------------- --------------------------------------- --------------------------------------

KEMPER SHORT-TERM US GOVERNMENT FUND


--------------------------------------- --------------------------------------- --------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.                               B
P. O Box 2052                                                                                   6.64
Jersey City, NJ  07303

--------------------------------------- --------------------------------------- --------------------------------------

Merrill Lynch Pierce, F & S Inc.
FBO Customers                                             B                                     8.04
4800 Deer Lake Dr. E. Fl 3
Jacksonville, FL  32246

--------------------------------------- --------------------------------------- --------------------------------------

National Financial Services Corp
FBO Edward Rice &
Martha Rice                                               C                                     13.62
200 Liberty Street # 4 Floor
New York, NY  10281-1003

--------------------------------------- --------------------------------------- --------------------------------------

Salomon Smith Barney Inc.
Mutual Fund/ Comm Dept
333 W. 34th St Fl 3                                       C                                     5.57
New York, NY  10001-2483

--------------------------------------- --------------------------------------- --------------------------------------

Merrill Lynch Pierce, F & S Inc.
FBO Customers                                             C                                     7.66
4800 Deer Lake Dr. E. Fl 3
Jacksonville, FL  32246

--------------------------------------- --------------------------------------- --------------------------------------

First Clearing Corporation
FBO Orville Albert Rummelt
10700 Wheat First Drive                                   C                                     11.92
Glen Allen, VA  23060-9243

--------------------------------------- --------------------------------------- --------------------------------------

Pacific Piston Ring Co Inc P/S Plan
F. Shannon/F M Shannon/C Davis TTEE
FBO Forest M Shannon                                      C                                     5.93
10410 Ruthven Ln
Los Angeles , CA  90077

--------------------------------------- --------------------------------------- --------------------------------------

KEMPER HIGH YIELD OPPORTUNITY FUND

--------------------------------------- --------------------------------------- --------------------------------------



                                       65

--------------------------------------- --------------------------------------- --------------------------------------

National Financial Services Corp
FBO Edward Rice                                           A                                     12.91
Martha Rice
200 Liberty Street # 4 Floor
New York, NY  10281-1003

--------------------------------------- --------------------------------------- --------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.                               A
P. O Box 2052                                                                                   10.05
Jersey City, NJ  07303

--------------------------------------- --------------------------------------- --------------------------------------

First Clearing Corporation
FBO Jesse L Nickels                                       A                                     11.68
10700 Wheat First Drive
Glen Allen, VA  23060-9243

--------------------------------------- --------------------------------------- --------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P. O Box 2052                                             B                                     38.71
Jersey City, NJ  07303


--------------------------------------- --------------------------------------- --------------------------------------

National Financial Services Corp
FBO William D Stark                                       C                                     27.69
200 Liberty Street # 4 Floor
New York, NY  10281-1003

--------------------------------------- --------------------------------------- --------------------------------------

Donaldson Lufkin Jenrette
Securities Corporation Inc.                               C                                     6.70
P. O Box 2052
Jersey City, NJ  07303

--------------------------------------- --------------------------------------- --------------------------------------

Prudential Securities Inc.
FBO Franklin O Bell                                       C                                     10.62
1 New York Plaza
New York, NY  10004-1901

--------------------------------------- --------------------------------------- --------------------------------------

Resources Trust Co Trust
FBO Herman Levine                                         C                                     7.24
PO Box 5900
Denver, CO  80217

--------------------------------------- --------------------------------------- --------------------------------------

Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors Inc.
("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of a Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

Class A Shares. KDI receives no compensation from the Trusts as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase, Repurchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                  TO BE UPDATED

                                                    Commissions        Commissions KDI     Commissions Paid to KDI
       Class A Shares            Fiscal Year      Retained by KDI     Paid to All Firms        Affiliated Firms
       --------------            -----------      ---------------     -----------------        ----------------

Short-Term Government               2000
                                    1999                 $5,000                    0                          0
                                    1998                 $8,000               91,000                          0

Strategic                           2000
                                    1999               $175,000                    0                          0
                                    1998               $151,000            1,236,000                          0

Government                          2000
                                    1999               $222,000                    0                      3,000
                                    1998               $227,000            1,665,000                      8,000

High Yield                          2000
                                    1999               $660,000                    0                     40,000
                                    1998             $1,521,000           12,060,000                    174,000

High Yield II                       2000
                                    1999                $96,000                    0                          0

Income and Capital                  2000
                                    1999                $62,000                    0                          0
                                    1998                $70,000              578,000                          0

Mortgage                            2000
                                    1999                $30,000                    0                          0
                                    1998                $35,000              272,000                          0

Opportunity                         2000
                                    1999                $19,000                    0                          0
                                    1998               $187,000               26,000                          0

Class B Shares and Class C Shares. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and a Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charges -- Class C Shares".

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below (The Opportunity Fund commenced operations on October 1, 1997 and the High Yield Fund II commenced operations on November 30, 1998). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


                                                                                 Other Distribution Expenses paid by KDI
                                                                                 ---------------------------------------
                                     Contingent
                                      Deferred     Total        Distribution
                        Distribution    Sales    Distribution   Paid by KDI
                         Fees Paid     Charges   Fees Paid         to KDI     Advertising              Marketing    Misc.
    Class B   Fiscal     by Fund        Paid      by KDI to      Affiliated       and      Prospectus  and Sales  Operating Interest
    Shares       Year      To KDI       to KDI     Firms           Firms      Literature    Printing   Expenses   Expenses  Expenses
    ------       ----      ------       ------     -----           -----      ----------    --------   --------   --------  --------


Short-Term       2000
                 1999        588,708     184,642          0            0        11,992       1,187      34,800     15,768    86,768


Government       2000
                 1999        $53,000      31,000     78,000            0        10,243         742      20,074     18,228    87,819
                 1998        $51,000      31,000    112,000            0        10,000       1,000      25,000    492,000    36,000

Strategic        2000
                 1999      1,844,585     762,753          0            0       193,285      11,321     481,691     72,363   722,443
                 1998     $2,208,000     502,000  2,939,000            0       359,087      42,027     741,917    131,028   814,441

Government       2000
                 1999      1,023,196     394,450          0            0       175,252      13,036     471,976     68,029   741,630
                 1998       $677,000     186,000  1,288,000            0       105,653      14,079     226,194     45,628   489,426

High Yield       2000
                 1999      9,936,029   3,183,508          0            0     1,156,635     132,290   2,927,997    333,899  4,375,108
                 1998    $10,804,000   2,203,000 18,022,000            0     2,242,157     191,602   4,538,360    682,073  3,001,886

High Yield II    2000
                 1999        284,321      75,193          0            0       215,154      19,186     572,319    103,058    89,337

Income and       2000
Capital          1999        830,424     315,732  1,023,406            0       109,194       7,709     286,200     48,117   495,860
                 1998       $705,000     199,000  1,001,000            0        94,710      11,383     200,587     42,317   441,045

Mortgage         2000
                 1999      1,688,689     348,884          0            0        46,483       5,085     119,311     31,670 -1,589,105


                                       68


                                                                                 Other Distribution Expenses paid by KDI
                                                                                 ---------------------------------------
                                     Contingent
                                      Deferred     Total        Distribution
                        Distribution    Sales    Distribution   Paid by KDI
                         Fees Paid     Charges   Fees Paid         to KDI     Advertising              Marketing    Misc.
    Class B   Fiscal     by Fund        Paid      by KDI to      Affiliated       and      Prospectus  and Sales  Operating Interest
    Shares       Year      To KDI       to KDI     Firms           Firms      Literature    Printing   Expenses   Expenses  Expenses
    ------       ----      ------       ------     -----           -----      ----------    --------   --------   --------  --------
                 1998     $3,968,000     734,000    542,000            0        78,207       6,758     153,532     46,272  -955,066


Opportunity      2000
                 1999        123,127      38,890          0            0        32,827       3,691      83,403     17,255    76,886
                 1998        $52,000       6,000    487,000            0        46,797       3,897      89,792     38,890    27,289


                                                                                 Other Distribution Expenses paid by KDI
                                                                                 ---------------------------------------
                                     Contingent
                                      Deferred     Total        Distribution
                        Distribution    Sales    Distribution   Paid by KDI
                         Fees Paid     Charges   Fees Paid         to KDI     Advertising              Marketing    Misc.
    Class C   Fiscal     by Fund        Paid      by KDI to      Affiliated       and      Prospectus  and Sales  Operating Interest
    Shares       Year      To KDI       to KDI     Firms           Firms      Literature    Printing   Expenses   Expenses  Expenses
    ------       ----      ------       ------     -----           -----      ----------    --------   --------   --------  --------


Short-Term      2000
Government      1999         73,741       3,627            0            0       13,259       1,243      36,788      8,753     21,403
                1998        $10,000       1,000       14,000            0        5,131         373       9,366     14,033     19,184

Strategic       2000
                1999        242,533      12,325            0            0       53,143       3,338     133,148     29,759     73,790
                1998       $175,000      16,000      225,000            0       66,838       8,554     146,568     32,759     14,435

Government      2000
                1999        235,527      37,883            0            0       75,567       5,597     198,303     32,776     58,038
                1998       $105,000       2,000      149,000            0       26,880       4,121      59,658     19,821     11,029

High Yield      2000
                1999      1,494,792     124,877            0            0      342,750      37,346     891,392    108,574    519,465
                1998     $1,298,000      83,000    1,432,000            0      491,828      41,776   1,002,114    163,164    384,393

High Yield II   2000
                1999         99,330      17,050            0            0       77,848       7,535     226,186     55,855     10,039

Income and      2000
Capital         1999        144,543      10,939            0            0       36,752       2,633      99,890     21,884     46,404
                1998        $93,000       2,000      114,000            0       27,577       3,411      58,411     19,627      9,491

Mortgage        2000
                1999         29,214       1,797            0            0        3,535         403       9,079     12,307     14,384
                1998        $24,000           -       26,000            0        5,808         443      11,282     12,512     11,791

Opportunity     2000
                1999         27,036       3,950            0            0        9,635         985      24,783      9,940      5,080
                1998         $9,000       1,000       19,000            0        7,173         595      15,074     13,590      1,048

Rule 12b-1 Plans. Each Trust/Corporation has adopted on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class B and Class C shares (each a "Plan"). Under each Plan, the Fund pays KDI a distribution fee, payable monthly, at the annual rate of [0.75%] of the average daily net assets attributable to its Class B or Class C shares. Under each Plan, KDI may compensate various financial services firms ("Firms") for sales of Fund shares and may pay other commissions, fees and concessions to such Firms. The distribution fee compensates KDI for expenses incurred in connection with activities primarily intended to result in the sale of a Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.

Among other things, each Plan provides that KDI will prepare reports for the Board on a quarterly basis for each class showing amounts paid to the various Firms and such other information as the Board may reasonably request. Each Plan will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board, and a majority of the Board Members who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("Qualified Board Members"), cast at an in-person meeting called for such purpose, or by vote of at least a majority of the outstanding voting securities of the applicable class. Any material amendment to a Plan must be approved by vote of a majority of the Board, and of the Qualified Board Members. An amendment to a Plan to increase materially the amount to be paid to KDI by a Fund for distribution services with respect to the applicable class must be approved by a majority of the outstanding voting securities of that class. While each Plan is in effect, the selection and nomination of Board Members who are not "interested persons" shall be committed to the discretion of the Board Members who are not themselves "interested persons". If a Plan is terminated (or not renewed) with respect to either class, the Plan with respect to the other class may continue in effect unless it also has been terminated (or not renewed).

Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by a Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

TO BE UPDATED

At August 31, 2000 the Short-Term Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $9,204,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1999 through 2007. In addition, from November 1, 1997 through August 31, 1999, the Fund incurred approximately $2,820,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 2000, the Strategic Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $73,810,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 2000, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $632,822,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 2000, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $19,357,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 2000, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $90,019,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2003 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 2000, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $604,550,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2000 through 2005. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 2000, the Opportunity Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $274,000, which is available to offset future taxable capital gains. If not applied, the carryover expires in 2007. In addition, from November 1, 1998 through September 30, 1999, the Opportunity Fund, incurred approximately $1,543,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

From October 31, 1999 through September 30, 2000, the High Yield Fund II, incurred approximately $1,200,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending October 31, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one-year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus. If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities and certain American Depositary Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Strategic, High Yield or Opportunity Funds may qualify for the dividends received deduction available to corporate shareholders. However, it is anticipated that only a small portion, if any, of the dividends paid by such Funds will so qualify. No portion of the dividends paid by the Short-Term Government, Government, Income and Capital, or Mortgage Funds will qualify for the dividends received deduction.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Fund dividends that are derived from interest on direct (but not guaranteed) obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in American 37 Bank and Trust Co. v. Dallas County, 463 U.S. 855 (1983). Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes. Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Investment Manager.

The primary objective of the Investment Manager in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Investment Manager seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Investment Manager routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


A Fund's purchases and sales of fixed-income securities are generally placed by the Investment Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a. Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Investment Manager's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Investment Manager is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Investment Manager may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


To the maximum extent feasible, it is expected that the Investment Manager will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Investment Manager; the Distributor will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research, market and statistical services from broker/dealers may be useful to a Fund and to the Investment Manager, it is the opinion of the Investment Manager that such information only supplements the Investment Manager's own research effort since the information must still be analyzed, weighed, and reviewed by the Investment Manager's staff. Such information may be useful to the Investment Manager in providing services to clients other than a Fund, and not all such information is used by the Investment Manager in connection with a Fund. Conversely, such information provided to the Investment Manager by broker/dealers through whom other clients of the Investment Manager effect securities transactions may be useful to the Investment Manager in providing services to a Fund.

The Board reviews, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


                                   Allocated to Firms
                                  Based on Research in
 Fund                                 Fiscal 2000                 Fiscal 1999                 Fiscal 1998
------                                -----------                 -----------                 ----------


Short-Term Government                                                      $0                          $4,000
Strategic                                                                  $0                      $5,155,000
Government                                                             $3,678                        $769,000
High Yield                                                            $17,786                     $64,235,000
High Yield II                                                              $0                             N/A
Income and Capital                                                         $0                        $619,000
Mortgage                                                               $2,250                        $679,000
Opportunity                                                            $1,018                        $752,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet a Fund's objective.

Portfolio turnover rates for the three most recent fiscal periods are as follows:

TO BE UPDATED
Fund                                   Fiscal 2000                 Fiscal 1999                 Fiscal 1998
----                                   -----------                 -----------                 -----------

Short-Term Government                             %                         %                               %
Strategic
Government
High Yield
High Yield II
Income and Capital
Mortgage
Opportunity

                              FINANCIAL STATEMENTS

The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report accompanies this Statement of Additional Information.

               APPENDIX -- RATINGS OF INVESTMENTS


Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings


AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings


F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings


Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                   KEMPER INCOME AND CAPITAL PRESERVATION FUND

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 23       Exhibits

              (a)                       Amended and Restated Agreement and Declaration of Trust.
                                        (Incorporated by reference to Post-Effective Amendment No. 38 to
                                        Registrant's Registration Statement on Form N-1A filed on November
                                        30, 1995)

              (b)                       By-Laws.
                                        (Incorporated by reference to Post-Effective Amendment No. 38 to
                                        Registrant's Registration Statement on Form N-1A filed on November
                                        30, 1995)

              (c)(1)                    Text of Share Certificate.
                                        (Incorporated by reference to Post-Effective Amendment No. 38 to
                                        Registrant's Registration Statement on Form N-1A filed on November
                                        30, 1995.)

              (c)(2)                    Amended and Restated Written Instrument Establishing and
                                        Designating Separate Classes of Shares.
                                        (Incorporated by reference to Post-Effective Amendment No. 39 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        20, 1996.)

              (d)(1)                    Revised Investment Management Agreement between the Registrant and
                                        Scudder Kemper Investments, Inc. dated September 7, 1998.
                                        (Incorporated by reference to Post-Effective Amendment No. 44 to
                                        Registrant's Registration Statement on Form N-1A filed on October
                                        18, 1999.)

              (e)(1)                    Underwriting Agreement and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated September 7,
                                        1998.  (Incorporated by reference to Post-Effective Amendment No.
                                        42 to Registrant's Registration Statement on Form N-1A filed on
                                        December 31, 1998)

              (f)                       Inapplicable.

              (g)(1)                    Custodian Contract between Registrant and State Street Bank and
                                        Trust Company dated March 3, 1999. (Incorporated by reference to
                                        Post-Effective Amendment No. 44 to Registrant's Registration
                                        Statement on Form N-1A filed on October 18, 1999.)

              (h)(1)                    Agency Agreements.
                                        (Incorporated by reference to Post-Effective Amendment No. 38 to
                                        Registrant's Registration Statement. on Form N-1A filed on November
                                        30, 1995)

              (h)(2)                    Supplement to Agency Agreement.


                                        (Incorporated by reference to Post-Effective Amendment No. 40 to
                                        Registrant's Registration Statement. on Form N-1A filed on December
                                        30, 1997.)

              (h)(3)                    Administrative Services Agreement.
                                        (Incorporated by reference to Post-Effective Amendment No. 40 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        30, 1997)

              (h)(4)                    Fund Accounting Services Agreement between the Registrant and
                                        Scudder Fund Accounting Corp., dated December 31, 1997.
                                        (Incorporated by reference to Post-Effective Amendment No. 42 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        31, 1998)

              (i)                       Legal Opinion and Consent of Counsel is filed herein.

              (j)                       Consent of Independent Auditors is filed herein.

              (k)                       Inapplicable.

              (l)                       Inapplicable.

              (m)(1)                    Amended and Restated 12b-1 Plan between the Registrant  (Class B shares) and Kemper Distributors, Inc., dated August 1, 1998.
                                        (Incorporated by reference to Post-Effective Amendment No. 42 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        31, 1998)

              (m)(2)                    Amended and Restated 12b-1 Plan between the Registrant (Class C shares) and Kemper Distributors, Inc., dated August 1, 1998.
                                        (Incorporated by reference to Post-Effective Amendment No. 42 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        31, 1998)

              (n)                       Inapplicable.

              (o)                       Multi-Distribution System Plan.
                                        (Incorporated by reference to Post-Effective Amendment No. 39 to
                                        Registrant's Registration Statement on Form N-1A filed on December
                                        20, 1996.)

              (p)                       Code of Ethics for Scudder Kemper Investments, Inc. and certain of its subsidiaries, including Kemper Distributors, Inc. and Scudder
                                        Investor Services, Inc., is filed herein.

              (p)(1)                    Code of Ethics for Kemper Income And Capital Preservation Fund is
                                        filed herein.

Item 24.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------

         Not applicable.

Item 25.  Indemnification
--------  ---------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(I) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.


Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name             Business and Other Connections of Board of Directors of Registrant's Adviser
----             ----------------------------------------------------------------------------

Stephen R. Beckwith        Treasurer, Scudder Kemper Investments, Inc.**
                           Director, Kemper Service Company
                           Director, Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director and Treasurer, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**
                           Director and Chairman, Scudder Threadneedle International Ltd.
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and President, Scudder Realty Holdings Corporation *
                           Director, Scudder, Stevens & Clark Overseas Corporation o
                           Director and Treasurer, Zurich Investment Management, Inc. xx
                           Director and Treasurer, Zurich Kemper Investments, Inc.

Lynn S. Birdsong           Director, Vice President and Chief Investment Officer, Scudder Kemper Investments, Inc. **
                           Director and Chairman, Scudder Investments (Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company xxx

Nicholas Bratt             Director and Vice President, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o


Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##



Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, Chairman of the Board, Zurich Holding Company of America xxx
                           Director, ZKI Holding Corporation xx

Harold D. Kahn             Chief Financial Officer, Scudder Kemper Investments, Inc.**

Kathryn L. Quirk           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial Services,
                           Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. @@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Kemper Distributors, Inc.

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.



                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland


                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)


                                Positions and Offices with                   Positions and
         Name                   Kemper Distributors, Inc.                    Offices with Registrant
         ----                   -------------------------                    -----------------------

         Thomas V. Bruns        President                                    None

         Linda C. Coughlin      Director and Vice Chairman                   None

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None

         Linda J. Wondrack      Vice President and Chief Compliance Officer  Vice President

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          Vice President and Secretary

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None



         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            None

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

         Richard A. Bodem       Vice President                               None

         (c)      Not applicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.  Management Services
--------  -------------------

         Not applicable.

Item 30  Undertakings
-------  ------------

         Not applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 18th day of December 2000.

                                       KEMPER INCOME & CAPITAL PRESERVATION FUND

                                              By:  /s/ Mark S. Casady
                                                   --------------------------
                                                   Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 18th day of December 2000 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Thomas W. Littauer                      Chairman and Trustee                         December 18, 2000
--------------------------------------
Thomas W. Littauer*

/s/ John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and           December 18, 2000
                                            Accounting Officer)
/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      December 18, 2000

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      December 18, 2000

/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin*                          Trustee                                      December 18, 2000

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      December 18, 2000

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      December 18, 2000

/s/ Donald R. Jones
--------------------------------------
Donald R. Jones*                            Trustee                                      December 18, 2000

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      December 18, 2000

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      December 18, 2000


*By:         /s/ Philip J. Collora
             --------------------------
             Philip J. Collora**               Secretary

** Attorney-in-fact pursuant to powers of attorney incorporated by reference to the Registrant's Post Effective Amendment to the Registration Statement No. 41 filed on November 2, 1998, Post Effective Amendment to the Registration Statement No. 43 filed on October 18, 1999, Post Effective Amendment to the Registration Statement No. 44 filed on December 10, 1999, and Post Effective No. 45 filed on December 29, 1999.

                                                              File No. 2-45481
                                                              File No. 811-2305


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 47

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 47

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                   KEMPER INCOME AND CAPITAL PRESERVATION FUND

                   KEMPER INCOME AND CAPITAL PRESERVATION FUND

                                  EXHIBIT INDEX

                                   Exhibit (i)

                                   Exhibit (j)

                                   Exhibit (p)

                                 Exhibit (p)(1)